As filed with the Securities and Exchange Commission on April 21, 2006

1933 Act File No. 333-

1940 Act File No. 811-21893

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

Nuveen Global Government Enhanced Income Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Jessica R. Droeger

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess
Bell, Boyd & Lloyd PLLC	Chapman and Cutler LLP
1615 L Street, N.W., Suite 1200	111 W. Monroe
Washington, DC 20036	Chicago, IL 60603

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	1,000 Shares	$20.00	$20,000	$2.14

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated                 , 2006

PROSPECTUS

                     Shares

Nuveen Global Government Enhanced Income Fund

Common Shares

$20.00 per Share

Investment Objectives.    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities. In addition, the Fund will employ an option strategy and a currency strategy.

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

(continued on following page)

Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page      of this prospectus.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$	$
Estimated offering expenses(2)	$	$
Proceeds, after expenses, to the Fund	$	$

[(1)	The Fund has agreed to pay the underwriters $ per Common Share as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page of this prospectus.]
(2)	In addition to the sales load, the Fund will pay offering expenses of up to $ per Common Share, estimated to total $ , which will reduce the proceeds to the Fund. Nuveen Investments, LLC has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $.04 per Common Share. Nuveen Asset Management, the Fund’s investment adviser, may also pay to certain qualifying underwriters . See “Underwriting” on page of this prospectus.
(3)	The underwriters have an option to purchase up to additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting” on page of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about                     , 2006.

Nuveen Investments, LLC

The date of this prospectus is                 , 2006.

(continued from previous page)

Portfolio Contents.    The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities, including securities issued by both non-U.S. sovereign governments and the U.S. Government and its agencies and instrumentalities. The Fund will invest in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95% but not more than 100%) of the value of its Managed Assets (as defined on page      of this prospectus) in such global government debt securities and debt-related derivative instruments, and intends to make approximately equally weighted direct or indirect investments in government securities of between five and 15 countries, including the U.S., selected from a pool of eligible countries. The Fund will invest in these securities and instruments in such a way as to strictly limit the amount of exposure of the Fund’s net asset value to fluctuation in foreign exchange rates, but instead will achieve exposure to potential returns (and risks) from changes in foreign exchange rates primarily through the currency strategy described below. To the extent that the Fund achieves exposure on a notional basis to global government securities through debt-related derivative instruments without any current cash outlay, the Fund anticipates that it will invest the unexpended cash in debt securities of the U.S. Government and its agencies and instrumentalities, commercial paper and certain asset-backed securities, each with maturities of one year or less, and with an average credit quality of AA or higher. The purpose of the Fund’s direct and indirect investments in global government securities is to generate cash flow in the form of income and/or gains.

The Fund also will employ an option strategy of writing (selling) call options on individual or baskets of global government securities and derivative instruments. As part of the option strategy, the Fund also will purchase put options on individual or baskets of global government securities and derivative instruments. Initially, the Fund will sell short-term, slightly out-of-the-money call options on a continuous basis on approximately 80% of the value of the global government securities and derivative instruments held by the Fund, and will also purchase short-term, deeply out-of-the-money put options on a continuous basis on substantially all of the value of the global government securities and derivative instruments held by the Fund. The purposes of the option strategy are to generate cash flow from net option premiums, and to provide a measure of protection to the Fund’s net asset value from a significant decline in the market value of global government securities over a short period of time.

The Fund also will employ a currency strategy in which the Fund will purchase and sell currencies (in approximately equal aggregate notional amounts), primarily using non-deliverable forward currency contracts (which are contractually required to settle in cash on a net basis) and other currency or global debt-related derivative instruments, to seek to enhance the Fund’s total return. The net notional amount of the Fund’s long exposure to select global currencies and the net notional amount of the Fund’s short exposure to select global currencies through the currency strategy are each expected to be approximately 25% of the value of the Fund’s Managed Assets.

The Fund’s common shares have been approved for listing on the              Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “    .”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated             , 2006, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page     of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

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PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See “Risks.”

The Fund	Nuveen Global Government Enhanced Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering          common shares of beneficial interest at $20.00 per share through a group of underwriters (the “Underwriters”) led by                      and Nuveen Investments, LLC (“Nuveen”). The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to          additional Common Shares to cover orders in excess of          Common Shares. See “Underwriting.” Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share.

Investment Objectives and Policies

The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund’s investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See “The Fund’s Investments” and “Risks.”

The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities. The Fund will invest in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. The purpose of the Fund’s direct and indirect investments in global government securities is to generate cash flow in the form of income and/or gains. The Fund also will employ the Option Strategy (as defined on page      of this prospectus) of writing (selling) call options on individual or baskets of global government securities and derivative instruments to generate cash flow from net option premiums and purchasing put options on individual or baskets of global government securities and derivative instruments to provide a measure of protection to the Fund’s net asset value from a significant market decline over a short period of time. The Fund will employ the Currency Strategy (also defined on page             of this prospectus) of purchasing and selling currencies of different countries (in long and short positions of approximately equal notional value), primarily using non-deliverable forward currency contracts (“NDFs”), to seek to enhance the Fund’s total return.

In pursuing its investment objectives, it is anticipated that the Fund’s earnings, if any, primarily will be generated from the Fund’s Government Securities (as defined below), with the remaining portion generated by positive returns, if any, from the Fund’s Option Strategy and Currency

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Strategy. The Fund believes that its investments in Government Securities and employing the Option and Currency Strategies will generate varying returns based upon market conditions and global interest rates.

Government Securities.    “Government Securities” include, but are not limited to, non-U.S. sovereign debt securities, debt securities of the U.S. Government and its agencies and instrumentalities and debt-related derivative instruments referenced to the global government bond markets, through which the Fund expects to gain the equivalent economic exposure to the potential returns (and risks) of investing in global government debt securities directly. Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95% but no more than 100%) of the value of its Managed Assets (as defined on page      of this prospectus) in Government Securities, and intends to make approximately equally weighted investments in Government Securities of between five and 15 countries, including the U.S., selected from a pool of Eligible Countries (as defined below).

The Fund intends that no more than 20% of its Managed Assets invested in Government Securities will be exposed to the potential changes in the value of non-U.S. currencies versus the U.S. dollar. As Nuveen Asset Management (“NAM”), the Fund’s investment adviser, deems desirable, the Fund will manage its exposure to non-U.S. currency fluctuations by the use of currency forward contracts or other derivative instruments. However, the Fund will be subject to significant non-U.S. currency risk pursuant to its Currency Strategy described below. See “The Fund’s Investments—Investment Objectives and Policies—Currency Strategy.”

The Fund intends that at least 80% of its Managed Assets invested in Government Securities will be invested in, or related to, obligors of investment grade quality, which includes those that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)), or (ii) unrated but judged to be of comparable quality. The Fund expects that the average credit quality of its Government Securities will be AA-. To the extent that the Fund invests on a notional basis in Government Securities that are derivative instruments without any current cash outlay, the Fund anticipates that it will invest the unexpended cash in debt securities of the U.S. Government and its agencies and instrumentalities, commercial paper and certain asset-backed securities, each with maturities of one year or less, and with an average credit quality of AA or higher. The Fund intends that no more than 20% of its Managed Assets invested in Government Securities will be invested in Government Securities that are rated below investment grade or that are unrated but judged to be of comparable quality.

The Fund may invest in debt securities of non-U.S. governmental issuers in all countries, including emerging market countries. NAM has identified an initial pool of 30 eligible countries, as set forth in Appendix A of this prospectus, from which to construct its portfolio of Government Securities (the “Eligible Countries”).

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Countries may be removed and additional countries may be added to the list of Eligible Countries as deemed appropriate by NAM.

As previously noted, the Fund may invest in debt-related derivative instruments, including interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local LIBOR and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and the floating LIBOR rate. The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Bond futures are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. See “The Fund’s Investments” for additional information about the Government Securities (including the debt-related derivative instruments) in which the Fund may invest.

Derivative Strategies.    In addition to its investment in Government Securities, the Fund will employ the Option Strategy and the Currency Strategy.

Option Strategy.    The Fund will sell call options and purchase put options, each on individual or baskets of Government Securities (the “Option Strategy”). The purposes of the Option Strategy are to generate cash flow from net option premiums, and to provide a measure of protection to the Fund’s net asset value from a significant market decline in the market value of Government Securities over a short period of time. As part of the Option Strategy, the Fund may sell call options and purchase put options on swaps that are held by the Fund in its Government Securities portfolio. Call options on swaps (“swaptions”) and call options are sometimes collectively referred to as “Call Options.” Put options on swaps (also called “swaptions”) and put options are sometimes collectively referred to as “Put Options.”

Initially, the Fund will sell short-term, slightly out-of-the-money Call Options on a continuous basis on approximately 80% of the value of the Government Securities held by the Fund to generate cash flow from net option premiums. By selling Call Options on less than the full value of the Government Securities held by the Fund, the Fund retains any capital appreciation on the portion of the Government Securities not effectively subject to the Call Options. By selling Call Options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the Call Options.

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Initially, the Fund will purchase short-term, deeply out-of-the-money Put Options on a continuous basis on substantially all of the value of the Government Securities held by the Fund to provide a measure of protection to the Fund’s net asset value from a significant market decline in the market value of Government Securities over a short period of time. By purchasing Put Options that are deeply out-of-the-money, the Fund will bear any capital depreciation down to the exercise price of a given Put Option. The Fund will purchase Put Options with the premiums received by the Fund from the sale of Call Options, which are expected to be significantly greater at all times. The excess cash flows derived from selling Call Options, less the cost of purchasing Put Options, is referred to as “net option premiums.”

Currency Strategy.    The Fund will make investments in forward contracts and other derivative instruments to gain long and short exposure to select non-U.S. currencies (the “Currency Strategy”), in order to seek to enhance the Fund’s total return. NAM believes that the relative differences in local interest rates between countries may persist for extended periods of time, and that the systematic spreads in global interest rates may be captured in the Currency Strategy to enhance the total returns of the Fund’s Government Securities. Pursuant to the Currency Strategy, the Fund will invest in currency forward contracts, including NDFs that are contractually required to settle in cash and other currency derivatives deemed appropriate by NAM (the “Currency Contracts”).

The Fund will make investments in Currency Contracts providing long exposure to a select basket from among the highest yielding Eligible Currencies (“Eligible Currencies”), and investments in Currency Contracts providing short exposure to a select basket from among the lowest yielding Eligible Currencies.

The Currency Contracts have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Risks—Currency Strategy Risks—Effective Leverage Risk.” The net notional amount of the Fund’s long exposure to Currency Contracts and the net notional amount of the Fund’s short exposure to Currency Contracts are each expected to be approximately 25%, but in no event more than 35% of the value of the Fund’s Managed Assets.

Other Investment Techniques.    The Fund may use a variety of other investment techniques both to seek to increase the total return of the Fund and to seek to hedge, or help protect against declines in portfolio value due to, its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as indexed securities, interest rate transactions, futures, options on futures and foreign exchange transactions. See the Statement of Additional Information for further information on these investment techniques.

Other Portfolio Characteristics and Information.    Under normal circumstances:

•	The Fund expects to maintain an average duration of its portfolio of Government Securities of six to eight years, but in no event more than 10 years. NAM may adjust the average duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

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•	Based upon its experience and the historical relationships between markets for non-U.S. Government Securities and markets for U.S. Government Securities, NAM believes that the effective duration for the Fund’s overall portfolio and cash flow measured in U.S. dollar terms will be in the range of two to four years.

•	The Fund’s net, notional long exposure to any single currency other than the U.S. dollar will not be greater than 15% of the value of the Fund’s Managed Assets, and in no event will it be greater than 20% of Managed Assets.

•	The Fund has no current intention to issue any preferred shares of beneficial interest (“FundPreferred™” shares) or incur any borrowing or issue commercial paper or notes (collectively, “Borrowings”). The Fund’s net assets, including assets attributable to FundPreferred shares that may be outstanding and the principal amount of any Borrowings, are called “Managed Assets.”

During temporary defensive periods or in order to keep the Fund’s cash fully invested, upon NAM’s recommendation that a change would be in the Fund’s best interests, and subject to approval of the Fund’s Board of Trustees, NAM may deviate from its investment guidelines noted above. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Investment Adviser	Nuveen Asset Management will be the Fund’s investment adviser.

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion of assets under management as of March 31, 2006. According to Thomson Wealth Management, Nuveen is the leading sponsor of exchange-traded closed-end funds as measured by the number of funds (        ) and the amount of fund assets under management (approximately $         billion) as of             , 2006.

The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to             % of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of             % of the Fund’s average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $         billion as of             , 2006, the complex-level fee would be 0.        % of the Fund’s Managed Assets and the total fee to NAM would be 0.        % of Managed Assets (assuming Fund Managed Assets of $500 million or less). For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

Distributions

Commencing with the first distribution, the Fund will pay monthly distributions at a rate that is established, and may be revised from time to time, based upon an evaluation of a variety of factors, including the Fund’s

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current and projected future net cash flow (the income from Government Securities, the net option premiums from the Option Strategy, less Fund expenses), any current and potential future net gains from the Government Securities, and any current and potential future net returns from the Currency Strategy. The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. NAM, in making such projections, may consider both long-term historical returns and a variety of other factors.

The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Also, there may be periods during which the Fund’s distributions may exceed (A) the Fund’s net cash flow from income from the Government Securities, net options premiums, plus any net realized gains from the Currency Strategy or (B) the total returns of the Fund, or both. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions” and “Dividend Reinvestment Plan.”

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Listing

The Common Shares have been approved for listing on the                  Stock Exchange, subject to notice of issuance. See “Description of Shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “        .” Because of this exchange listing, the Fund may sometimes be referred to in public communications as a “exchange-traded closed-end fund.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as custodian and transfer agent for the Fund. See “Custodian and Transfer Agent.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies frequently trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. See “Risks,” “Description of Shares,” “Repurchase of Fund Shares; Conversion to Open-End Fund” and the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund.” The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations	No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risks—Investment and Market Risk.”

Government Securities Risks

Interest Rate Risk.    Interest rate risk is the risk that the Government Securities and other debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This is the risk that the value of such securities may fall when interest rate rise and rise when interest rates decline. Prices of longer-term Government Securities generally fluctuate more than the prices of shorter-term Government Securities as interest rates change.

Credit Risk.    Credit risk is the risk that one or more of the Government Securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer

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experiences a decline in its financial status. The Fund’s investments in non-investment grade securities and emerging market debt securities, if any, will subject it to a heightened degree of credit risk. See also “Risks—Government Securities Risk—Non-Investment Grade Securities Risk.”

Non-U.S. Government Securities Risk.    Investment in the debt securities of non-U.S. governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a governmental entity may be subject. Non-U.S. governmental entities may default on their debt. Holders of non-U.S. government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent the Fund invests a significant portion of its Managed Assets in debt securities of a particular country, the Fund will be more susceptible to economic, political and regulatory factors effecting issuers in that country.

Emerging Markets Government Securities Risk.    The Fund may invest a portion of its Managed Assets in Government Securities of emerging markets countries. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Fund’s investments in Government Securities issued by an emerging market country needs to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to non-U.S. investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

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Non-Investment Grade Securities Risk.    The Fund may invest up to 20% of its Managed Assets in Government Securities with a credit rating of below investment grade. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Interest Rate Swaps Risk.    In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swaps Risk.    Total return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a basket of Government Securities on which the swap is based may exhibit substantial volatility and in any given period may be positive or negative. In the event the total rate of return is negative and the Fund is receiving the total rate of return of Government Securities in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement.

Forward Contracts Risk.    Forward contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward contracts can have the effect of financial leverage by creating additional investment exposure. See also “Risks—Leverage Risk.”

Certain Risks of Holding Fund Assets Outside the U.S.    The Fund may hold non-U.S. Government Securities in non-U.S. banks and securities depositories. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain non-U.S. markets than in the U.S.

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Option Strategy Risks.    The value of Call Options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the Government Securities underlying the options and the remaining time to the options’ expiration. The value of the Call Options also may be adversely affected if the market for the options becomes less liquid or smaller. If a Put Option purchased by the Fund is not sold or expires when it has remaining value, or if the value of the individual or basket of Government Securities underlying the options remains above the exercise price of the options at expiration, the Fund will lose its entire investment in the Put Option. Also, when a Put Option is purchased to hedge all or part of the Fund’s Government Securities, the price of the Put Option may move more or less than the value of the Government Securities. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a Call Option than it will incur when it purchases a Put Option.

Currency Strategy Risks

Currency Risk.    Changes in exchange rates will affect the value of the Fund’s Currency Strategy investments. The value of any currency, including the Eligible Currencies, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each Eligible Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Eligible Currency and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments, including those issuing the Eligible Currencies, may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of currencies could be affected by the actions of non-U.S. governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Effective Leverage Risk.    The Fund’s Currency Strategy has the economic effect of financial leverage by creating additional investment exposure. This effective leverage presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Common Shares. See also “Risks—Leverage Risk.”

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Derivative Strategies Risks

General.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market movements, changes in non-U.S. exchange and interest rates, and other factors. If NAM incorrectly forecasts these and other factors, the Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivative contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Counterparty Risk.    To the extent that the Fund’s derivatives contracts are purchased or sold in over-the-counter (“OTC”) transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Asset Segregation.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the SEC and its staff. But see also “Risks—Illiquid Securities Risk.”

Inadequate Return.    Distributions paid by the Fund to its Common Shareholders are derived in part from the option premiums it receives from selling Call Options, less the cost of purchasing Put Options, and from the realized gains from the Currency Strategy. Net option premiums from the Option Strategy and realized gains from the Currency Strategy can vary widely over the short-term and long-term. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

Non-Diversification.    Because the Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to any single economic, political or regulatory occurrence. See “The Fund’s Investments” and “Risks—Non-Diversification.”

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SUMMARY OF FUND EXPENSES

The Annual Expenses table below shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load paid by You (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees	None (2)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees:
Fund-Level Fees	—%
Complex-Level Fees(3)	—%
Other Expenses(4)	—%
Interest Payments on Borrowings	—%

Total Annual Expenses	—%

(1)	Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share.
(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.
(3)	At the highest breakpoint. Based on complex-level assets of $ billion as of , 2006, the fee would be %. See “Management of the Fund—Investment Management Agreement.”
(4)	Includes payment of a licensing fee for certain trademarks as described on page of this prospectus.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately                      Common Shares. If the Fund issues fewer Common Shares in this offering, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $    ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of         % of net assets attributable to Common Shares and (2) a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$—	$—	$—	$—

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 13, 2006, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                     ($                     if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Government Securities, and pursuant to the Option Strategy and Currency Strategy, that meet the Fund’s investment objectives and policies within approximately two months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund seeks to achieve its investment objectives primarily by investing in Government Securities to generate cash flow in the form of current income and/or gains. The Fund will employ the Option Strategy of writing (selling) call options on individual or baskets of Government Securities to generate cash flow from net option premiums and purchasing put options on individual or baskets of Government Securities to provide a measure of protection to the Fund’s net asset value from a significant market decline over a short period of time. The Fund will employ the Currency Strategy of purchasing and selling currencies of different countries (in long and short positions of approximately equal notional value), primarily using NDFs, to seek to enhance the Fund’s total return.

In pursuing its investment objectives, it is anticipated that the Fund’s earnings, if any, primarily will be generated from the Fund’s Government Securities, with the remaining portion generated by positive returns, if any, from the Fund’s Option Strategy and Currency Strategy. The Fund believes that its investments in Government Securities and employing the Option and Currency Strategies will generate varying returns based upon market conditions and global interest rates.

Government Securities.    Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95% but no more than 100%) of the value of its Managed Assets in Government Securities. “Notional basis” refers to the value of a derivative instrument’s underlying assets at a specified quantity and price. To limit the Fund’s exposure to currency risk as a result of its investments in Government Securities, the Fund intends that no more than 20% of its Managed Assets invested in Government Securities, will be exposed to the potential changes in the value of non-U.S. currencies versus the U.S. dollar. As NAM deems desirable, the Fund will manage its exposure to non-U.S. currency fluctuations by the use of currency forward contracts or other derivative instruments. However, the Fund will be subject to significant non-U.S. currency risk pursuant to its Currency Strategy. See “—Currency Strategy.”

NAM has identified an initial pool of 30 Eligible Countries, as set forth in Appendix A of this prospectus, from which to construct its portfolio of Government Securities. The Fund intends to make (or effectively make)

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approximately equally weighted investments in Government Securities of between five and 15 countries selected from the pool of Eligible Countries. Countries may be removed and additional countries may be added to the list of Eligible Countries as deemed appropriate by NAM.

The Fund intends that at least 80% of the aggregate of its Managed Assets invested in Government Securities will be invested in, or related to, obligors of investment grade quality, which includes those that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged by NAM to be of comparable quality. The Fund expects that the average credit quality of its Government Securities will be AA-. To the extent that the Fund invests on a notional basis in Government Securities that are derivative instruments without any current cash outlay, the Fund anticipates that it will invest the unexpended cash in debt securities of the U.S. Government and its agencies and instrumentalities, commercial paper and certain asset-backed securities, each with maturities of one year or less, and with an average credit quality of AA or higher. The Fund intends that no more than 20% of its Managed Assets invested in Government Securities will be invested in Government Securities that are rated below investment grade or that are unrated but judged by NAM to be of comparable quality. The Fund will not invest in Government Securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged by NAM to be of comparable quality. The ratings of non-U.S. Government Securities are those relating to debt instruments denominated in the country’s local currency, which are often rated higher than the government’s debt denominated in the U.S. dollar, because of the lower likelihood of default on local currency-denominated debt.

The Fund may not invest more than:

•	30% of its Managed Assets in debt securities issued by emerging market countries;

•	20% of its Managed Assets in debt securities issued by a single non-U.S. country; and

•	40% of its Managed Assets in debt securities issued by the U.S. Government and its agencies or instrumentalities.

Option Strategy.     The Fund’s Option Strategy will consist of selling Call Options and purchasing Put Options, each on individual or baskets of Government Securities. Initially, the Fund will sell short-term, slightly out-of-the-money Call Options on a continuous basis on approximately 80% of the value of the Government Securities held by the Fund to generate cash flow from net option premiums. Thereafter, the Fund may elect to increase or decrease the amount of the Call Options sold by the Fund if deemed strategically advisable by NAM. Generally, the Fund intends to sell Call Options that are slightly out-of-the-money (i.e., the exercise price generally will be 0.75% to 1.00% above the current level of the value of the individual or basket of Government Securities underlying the options). By selling Call Options on less than the full value of the Government Securities held by the Fund, the Fund retains any capital appreciation on the portion of the Government Securities not effectively subject to the Call Options. By selling Call Options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the Call Options. Initially, the Fund will purchase short-term, deeply out-of-the-money Put Options on a continuous basis on substantially all of the value of the Government Securities held by the Fund to provide a measure of protection to the Fund’s net asset value from a significant market decline in the market value of Government Securities over a short period of time. By purchasing Put Options that are deeply out-of-the-money, the Fund will bear any capital depreciation down to the exercise price of a given Put Option. Thereafter, the Fund may elect to vary the amount of Put Options purchased by the Fund if deemed strategically advisable by NAM based on the relative cost of Put Options compared to the protection afforded the Government Securities held by the Fund by such Put Options. The Fund will purchase Put Options with the premiums received by the Fund from the sale of Call Options, which are expected to be significantly greater at all times.

Most of the options written by the Fund will be traded in OTC transactions, although the Fund may utilize exchange-traded options as well. The Fund will sell and purchase options that are primarily “European style,” meaning that the options only may be exercised on the expiration date of the option. The Fund also may sell and

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purchase options that are “American style,” meaning that the options may be exercised on or before the expiration date of the option. The Call Options the Fund sells generally will have an average term to expiration of approximately 30 days. The Put Options the Fund purchases generally will have an average term to expiration of approximately 90 days. The Fund reserves the right to sell Call Options and purchase Put Options of both longer and shorter terms.

The Fund may terminate its option positions prior to their respective expiration dates. In the case of Call Options, the cost of repurchasing an option will determine the gain or loss realized by the Fund and in the case of Put Options, the proceeds from the sale will determine the gain or loss realized by the Fund.

The Fund, in effect, sells the potential appreciation in the value of the portion of its Government Securities subject to Call Options in exchange for the premium. If, at expiration, the purchaser exercises the Call Option sold by the Fund, the Fund will pay the purchaser the difference between the value of the Government Securities and the exercise price of the option. See “The Fund’s Investments” and “Risks.”

The Fund generally will purchase Put Options that are deeply “out-of-the-money,” (approximately 7.00% to 10.00% below the current level of the value of the individual or basket of Government Securities underlying the options). As a result, the Fund will not be fully covered against a market decline. A Put Option is out-of-the-money when its exercise price is less than the cash value of the individual or basket of Government Securities underlying the option.

Currency Strategy.    The Fund will employ the Currency Strategy to seek to enhance the Fund’s total return. Pursuant to the Fund’s Currency Strategy, the Fund will make investments in currency forward contracts and other derivative instruments in order to gain long and short exposure to select non-U.S. currencies. NAM believes that the relative differences in local interest rates between countries may persist for extended periods of time, and that the systematic spreads in global interest rates may be captured in the Currency Strategy to enhance the total returns of the Fund’s Government Securities. Pursuant to the Currency Strategy, the Fund will invest in Currency Contracts that are cash settled currency forward contracts, including NDFs that are contractually required to settle in cash, and other currency derivatives deemed appropriate by NAM. To the extent necessary, certain of the Fund’s Government Securities may serve as collateral for its Currency Contracts.

Initially, and approximately on a monthly basis thereafter, NAM will perform a series of screens to identify Eligible Currencies. In constructing the pool of Eligible Currencies, NAM will review the global currency markets and establish a universe of currencies selected from countries that, in NAM’s opinion, have a well developed capital market infrastructure. This universe will then be screened to remove pegged currencies and currencies that, in NAM’s opinion, do not have sufficient trading liquidity. Next, NAM will analyze political and economic factors to eliminate currencies believed by it to be too volatile or otherwise undesirable for investment at that time. The political factors may include, but are not limited to, a country’s relative level of democracy and governmental stability. The economic factors may include, but are not limited to, a country’s level of inflation, fiscal policy, central bank independence, and the size and growth of the country’s economy. A significant portion of the Fund’s investment in non-U.S. currencies may be in currencies of countries that are considered to be emerging countries, subject to the Portfolio Guidelines (as defined below). Some of the Eligible Currencies of countries that are not considered to be emerging countries but are otherwise issued by non-U.S. governments that have a non-U.S. currency debt credit rating of below investment grade, also are subject to the Portfolio Guidelines. See “Risk Factors and Special Considerations.” The pool of Eligible Currencies currently identified by NAM, their geographic location, and their non-U.S. currency debt credit rating, as of the date indicated, is set out in Appendix A of this prospectus. The Eligible Currencies may be expected to change over time.

NAM will rank the Eligible Currencies from highest yielding to lowest yielding based upon the yield of local short-term government obligations denominated in that country’s currency, adjusted for local inflation. The Fund will then make investments in securities or instruments providing long exposure to a select basket (six to 12 currencies) from among the highest yielding Eligible Currencies, and investments in securities or instruments providing short exposure to a select basket (six to 12 currencies) from among the lowest yielding Eligible Currencies. NAM expects to obtain its long and short exposure to the Eligible Currencies primarily through the use of Currency Contracts.

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The process of ranking and selecting the Eligible Currencies will be repeated approximately on a monthly basis, with new Currency Contracts being made when deemed appropriate by NAM. The notional amount of the Fund’s long exposure to Currency Contracts and the notional amount of the Fund’s short exposure to Currency Contracts are each expected to be approximately 25%, but in no event more than 35% of the value of the Fund’s Managed Assets. NAM may vary the amount of long and short exposure, and at times, the exposures will not be equal to each other depending upon NAM’s evaluation of market conditions.

In establishing the long and short currency positions and selecting the different currencies for each basket, NAM seeks to minimize the effect of any one particularly volatile currency. In seeking to mitigate the risks of the Fund’s Currency Contracts, the Fund will seek to adhere to the following “Portfolio Guidelines.” The Fund’s long exposure to Currency Contracts issued by non-U.S. governments with a non-U.S. currency debt credit rating of below investment grade will not constitute more than 30% of the Fund’s long exposure to Currency Contracts. Similarly, the Fund’s short exposure to its Currency Contracts issued by non-U.S. governments with a non-U.S. currency debt credit rating of below investment grade will not constitute more than 30% of the Fund’s short exposure to Currency Contracts. In addition, the Fund’s net exposure (i.e., the difference between the Fund’s long exposure to Currency Contracts and short exposure to Currency Contracts) to a single geographic region (as described in Appendix A) will not exceed 40% of its Managed Assets. Finally, the Fund’s exposure to any single non-U.S. currency, excluding the U.S. dollar, will not exceed 20% of its Managed Assets. These policies are not fundamental policies and therefore may be changed without shareholder approval.

NAM currently expects to re-evaluate the Fund’s Currency Contracts on a monthly basis by re-ranking Currency Contracts according to yield while seeking to adhere to the Portfolio Guidelines. In addition, the Fund will regularly monitor the Fund’s portfolio and will adjust Currency Contracts in accordance with a proprietary risk management system as discussed in more detail below intended to reduce or eliminate certain Currency Contracts when it appears, in NAM’s opinion, that market conditions or trends will cause the value of those Currency Contracts to decline significantly. There can be no assurance that NAM’s proprietary risk reduction methodology will work as intended.

Other Investment Techniques.    The Fund may use a variety of other investment techniques both to seek to increase the total return of the Fund and to seek to hedge, or help protect against declines in portfolio value due to, its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as indexed securities, interest rate transactions, futures, options on futures and foreign exchange transactions. See the Statement of Additional Information for further information on these investment techniques.

Other Portfolio Characteristics and Information.    Under normal circumstances, the Fund will invest substantially all (at least 95% but no more than 100%) of the value of its Managed Assets in Government Securities, and in no case will the Fund invest less than 80% of its Managed Assets in Government Securities.

Under normal circumstances:

•	The Fund expects to maintain an average duration of its portfolio of Government Securities of six to eight years, but in no event more than 10 years. NAM may adjust the average duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

•	Based upon its experience and the historical relationships between markets for non-U.S. Government Securities and markets for U.S. Government Securities, NAM believes that the effective duration for the Fund’s overall portfolio and cash flow measured in U.S. dollar terms will be in the range of two to four years.

•	The Fund’s net, notional long exposure to any single currency other than the U.S. dollar will not be greater than 15% of the value of the Fund’s Managed Assets, and in no event will it be greater than 20% of Managed Assets.

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•	The Fund has no current intention to issue any FundPreferred shares or incur any Borrowings.

The Fund’s policy of investing no less than 80% of its Managed Assets in Government Securities as noted above is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days’ prior written notice to Common Shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—FundPreferred Shares—Voting Rights” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of FundPreferred shares. See also “Management of the Fund.”

NAM Investment Philosophy and Process

Investment Philosophy.     NAM believes that there are numerous strategies that can add value to fixed income portfolios. These strategies fall into several categories, including macro-economic, credit and quantitative. NAM believes it is important to diversify not only specific portfolios but all active investments or “alpha” positions. “Alpha” measures the actual return of an investment compared to the expected return given its risk. NAM seeks out investment strategies that exhibit low or no historical correlation to each other and to their respective benchmarks.

NAM believes that the Fund’s strategies offer the opportunity for potentially higher risk-adjusted total returns than that of a domestic government income strategy. The execution of the Fund’s strategies is premised upon actively managing a portfolio of selected global Government Securities. Diversification, risk management, and portfolio rebalancing (country rotation) based upon a global macroeconomic outlook and fundamental analyses are essential to the approach. NAM also monitors the liquidity available in the underlying Government Securities, swaps and derivatives for each market to assure cost effective execution.

NAM believes that debt securities markets in countries with steep bond yield curves (as defined by the yield differential between long and short maturity government bonds) over time outperform debt securities markets in countries with flat yield curves. Given that the U.S. Government debt security curve is relatively flat at present, NAM believes that it can generate superior returns by investing in a portfolio of global Government Securities consisting of countries with steep bond yield curves. In addition to potentially enhancing the total return of the Fund’s portfolio, exposure to many local government debt securities markets may reduce the overall volatility or risk characteristics of a portfolio.

NAM believes that it can further enhance the cash flows of the Fund’s portfolio, and reduce the potential volatility of returns, through the Fund’s Option Strategy by selling slightly out-of-the-money call options on individual or baskets of Government Securities to take advantage of the volatility difference between each country and the overall portfolio. As the seller of a call option, the Fund will collect option premiums in exchange for the potential upside above the exercise price on the Government Securities.

NAM believes that the relative differences in local interest rates between countries may persist for extended periods of time. Accordingly, NAM believes that the systematic spreads in global interest rates may be captured in the Currency Strategy to enhance total returns of the Fund’s Government Securities.

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Investment Process and Risk Management.     The NAM portfolio management team has diverse and extensive experience in credit research, economic analysis, financial engineering and risk management. NAM will integrate fundamental credit analysis and top-down market evaluations in selecting countries’ exposures for the Government Securities portfolio. Key investment considerations include country credit quality, political stability, fiscal practices, debt issuance and market liquidity. NAM will factor in debt market considerations such as the direction and volatility of local interest rates, and projected changes in the yield curve and liquidity. NAM’s market expectations for specific regional sectors and relative currency valuations also help determine security selection.

NAM’s principal risk monitoring and management tool is its proprietary Risk Management System (RMS). Benchmark tracking error measurement and control are the foundation of its RMS. Every active (non-benchmark) position is evaluated (prospectively) using RMS. RMS is updated on a daily basis, as is NAM’s system that checks the Fund’s portfolio on a daily basis for compliance with both internal and external parameters. There can be no assurance that RMS will work as intended.

Government Securities.    NAM’s primary portfolio risk management tools for the Fund’s Government Securities portfolio include the following:

•	Providing exposure to five to 15 different local government securities markets to reduce the overall volatility or risk

•	80% of the Government Securities portfolio is effectively hedged against the U.S. dollar, limiting non-U.S. currency risk.

•	Limiting exposure to below investment grade Government Securities.

•	Employing short duration derivative contracts to implement the Option Strategy and the Currency Strategy.

•	Continuously assessing valuations and momentum and rebalancing positions using a proprietary stop loss methodology according to country and currency selection models and subject to portfolio objectives and limits.

Option Strategy.    The Fund’s Option Strategy includes the continuous purchase of out-of-the money Put Options on individual or baskets of Government Securities on substantially all of the value of the Fund’s Government Securities portfolio to provide a measure of protection to the Fund’s net asset value against a significant market decline over a short period of time.

Currency Strategy.    NAM’s principal portfolio management tools to address Currency Strategy risks, such as the volatility of foreign exchange rates, includes portfolio limits, currency screening and selection, portfolio diversification by country and region, matching equal weighted long and short currency positions, short term contracts, and RMS. In addition, NAM will limit the Fund’s exposure to particular geographic regions and will engage in a comprehensive currency screening and selection process.

NAM will regularly monitor the Fund’s portfolio and will adjust its Currency Contracts in accordance with a proprietary risk reduction methodology intended to reduce or eliminate certain Currency Contracts when it appears, in NAM’s opinion, that market conditions or trends will cause the value of those Currency Contracts to decline significantly. NAM’s proprietary risk reduction models are designed to send signals during periods of financial crisis to the portfolio manager.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information.

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Government Securities.    Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95%) of the value of its Managed Assets in Government Securities.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments.    The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

U.S. Government Debt Securities.    The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association and the Federal Housing Administration. U.S. Government agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Fannie Mae or Freddie Mac. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

Below Investment Grade Securities.    The Fund may invest up to 20% of its Managed Assets in Government Securities rated below investment grade or in unrated securities determined by NAM to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, NAM also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on NAM’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A in the Statement of Additional Information for a description of security ratings.

Interest Rate and Total Return Swaps.    In lieu of holding government debt securities directly, the Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local LIBOR and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. For example the Fund would agree to pay a short-term floating rate of interest (three month Euro LIBOR denominated in Euros) and receive a fixed rate of interest in Euros for a period of 10 years. This would enable the fund to earn the current

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difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the Fund to changes in the level of 10 year interest rates in Europe. This would enable the Fund to benefit from falling 10 year Euro interest rates and conversely the Fund would experience a reduction in value if 10 year Euro interest rates rose.

In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and the floating LIBOR rate. For example, if the Fund desires to gain exposure to the local sovereign debt of Australia, it could enter into total return swap with a bank or other counterparty based on the local sovereign debt of Australia for a specified period of time (e.g., 10 years). Each sub-period (quarterly or monthly), the Fund would receive the total return of the local sovereign debt of Australia and pay the bank a specified rate (e.g., the Australian LIBOR rate) plus or minus a specified spread. As a result, the Fund achieves a return equivalent to a direct investment in the underlying Australian local sovereign debt. While the Fund pays the bank or other counterparty the floating rate plus or minus the spread (typically 30 basis points), it does not have currency exposure to the underlying non-U.S. currency. The Fund assumes primarily the credit and interest rate risk of Australian local sovereign debt.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Option Strategy.    The Fund will sell Call Options and purchase Put Options, on a continuous basis each on individual or baskets of Government Securities. Initially, the Fund will sell Call Options on a continuous basis on approximately 80% of the value of the Government Securities held by the Fund. Thereafter, the Fund may elect to increase or decrease the amount of the Call Options sold by the Fund if deemed strategically advisable by NAM. By selling Call Options on less than the full value of the Government Securities held by the Fund, the Fund retains any potential capital appreciation or depreciation on the portion of the Government Securities not effectively subject to the Call Options. By selling Call Options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the Call Options. Initially, the Fund will purchase Put Options on a continuous basis on substantially all of the value of the Government Securities held by the Fund. Thereafter, the Fund may elect to vary the amount of Put Options purchased by the Fund if deemed strategically advisable by NAM. The Fund will purchase Put Options with the premiums received by the Fund from the sale of Call Options. The excess cash flows derived from selling Call Options, less the cost of purchasing Put Options, is referred to as “net option premiums.”

Call Options.    The Fund will sell Call Options on individual or baskets of Government Securities primarily to generate cash flow from option premiums. As the seller of a Call Option, the Fund receives a premium from the purchaser. The purchaser of the Call Option has the right to any appreciation in the value of the individual or basket of Government Securities underlying the options over the exercise price on the expiration date. If, at expiration, the purchaser exercises the option sold by the Fund, the Fund will pay the purchaser the difference between the value of the individual or basket of Government Securities underlying the option and the exercise price of the option. The premium, the exercise price and the market value of the individual or basket of

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Government Securities underlying the option determine the gain or loss realized by the Fund as the seller of the Call Option. The Fund generally will repurchase Call Options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the Government Securities, and by the opportunity to realize additional premium income from selling a new option.

The Fund will cover its obligations when it sells Call Options. A Call Option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the individual or basket of Government Securities underlying the option. A Call Option also is covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees). See also“—Illiquid Securities.”

Put Options.    The Fund’s Option Strategy includes the purchasing of Put Options on individual or baskets of Government Securities. Put Options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the option in the event the value of the individual or basket of Government Securities underlying the option is below the exercise price of the put option upon its expiration. The Fund would ordinarily realize a gain on a Put Option if (i) at the end of the option period, the value of the individual or basket of Government Securities underlying the option decreased below the exercise price of the Put Option sufficiently so that upon exercise by the Fund, the Fund receives an amount that is more than the premium and transaction costs or (ii) the Fund sells the Put Option prior to its expiration at a price after transaction costs that is higher than its cost.

Swaptions.    A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Currency Strategy.    The Fund will gain exposure to non-U.S. currencies through its investment in currency forward contracts, including NDFs that are contractually required to settle in cash and other currency derivatives deemed appropriate by NAM. To the extent necessary, certain Government Securities may serve as collateral for the Fund’s Currency Contracts. The Currency Contracts have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Risks—Currency Strategy Risks—Effective Leverage Risks.” The notional amount of the Fund’s long exposure to Currency Contracts and the notional amount of the Fund’s short exposure to Currency Contracts are each expected to be approximately 25%, but in no event more than 35% of the value of the Fund’s Government Securities.

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Currency Forward Contracts.    Currency forward contracts, including NDFs, involve obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between currency traders and their customers. An NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded non-U.S. currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Fund may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

The Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established. The Fund will be identified as the “currency buyer” on its long forward contract positions and as the “currency seller” on its short forward contract positions. The Fund will earn a positive return from a long forward contract position if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the Fund will lose money from a long forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the Fund will earn a positive return from a short forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

Other Investments.    The Fund may invest in other securities as described below:

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Asset-Backed Securities.    The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Interest Rate Transactions.    In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the distribution payments on its outstanding Common Shares or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund

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may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work. See the Statement of Additional Information.

Repurchase Agreements.    The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Segregation of Assets.    As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts, including NDFs, that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its Government Securities to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the Government Securities (or any other liquid asset segregated) may not be used for other operational purposes. See “Risk Factors and Special Considerations—Principal Risks—Risk of Leverage.” NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of the Currency Contracts.

Illiquid Securities.     The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The assets used to cover OTC derivatives used by the Fund, like swaptions, will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

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Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

When-Issued and Delayed Delivery Transactions.     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Defensive Position; Invest-Up Period.     During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon NAM’s recommendation that a change would be in the best interests of the Fund, and subject to approval by the Board of Trustees of the Fund, NAM may deviate from its investment guidelines discussed herein.

Other Investment Companies.     The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Portfolio Turnover.    The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s Government Securities will not be used as the primary means of achieving the Fund’s investment objectives. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of NAM, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

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RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Government Securities Risks

Interest Rate Risk.    Interest rate risk is the risk that the Government Securities and other debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term Government Securities generally fluctuate more than the prices of shorter-term Government Securities as interest rates change. To the extent the Fund invests in Government Securities and other debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. [Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s Government Securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Credit Risk.    Credit risk is the risk that one or more of the Government Securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. The Fund’s investments in non-investment grade securities and emerging market debt securities, if any, will subject it to a heightened degree of credit risk.

Non-U.S. Government Securities Risk.    Investment in the debt securities of non-U.S. governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Non-U.S. governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies, and other abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s

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obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the non-U.S. governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, non-U.S. governmental entities may default on their debt. Holders of non-U.S. government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent the Fund invests a significant portion of its Managed Assets in debt securities of a particular country, the Fund will be more susceptible to economic, political and regulatory factors effecting issuers in that country.

Emerging Markets Government Securities Risk.    The Fund may invest a portion of its Managed Assets in Government Securities of emerging markets countries. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Fund’s investments in Government Securities issued by an emerging market country needs to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to non-U.S. investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

U.S. Government Agency Securities Risk.    U.S. government agency securities including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the U.S. Government. Certain of these enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government. However, other U.S. Government-sponsored enterprises (such as the Fannie Mae, the Freddie Mac and the Federal Home Loan Bank) are not be backed by the full faith and credit of the U.S. Fannie Mae and the Freddie Mac have each been subject to investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by those agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leverage transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

Prepayment Risk.    During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities. Debt instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specific price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a debt instruments if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Non-Investment Grade Securities Risk.    The Fund may invest up to 20% of its Managed Assets in Government Securities of issuers with a credit rating of below investment grade. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss.

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Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Interest Rate Swaps Risk.    In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swaps Risk.    Total return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a basket of Government Securities on which the swap is based may exhibit substantial volatility and in any given period may be positive or negative. In the event the total rate of return is negative and the Fund is receiving the total rate of return of that basket of Government Securities in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, unusual market conditions affecting the basket of Government Securities on which the swap is based may prevent the total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund’s return.

Forward Contracts Risk.    Forward “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or currencies or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward contracts can have the effect of financial leverage by creating additional investment exposure. See also “Risks—Leverage Risk.”

Certain Risks of Holding Fund Assets Outside the U.S.    The Fund may hold non-U.S. Government Securities in non-U.S. banks and securities depositories. Some non-U.S. banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to purchase, sell and hold securities in certain non-U.S. markets than in the U.S. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the U.S.

Non-U.S. Settlement Risk.    Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in

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certain non-U.S. countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Option Strategy Risks

Call Option Risk.     The value of Call Options written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the individual or basket of Government Securities underlying the option and the remaining time to the options’ expiration. The value of the Call Options also may be adversely affected if the market for the options becomes less liquid or smaller.

Put Option Risk.    If a Put Option purchased by the Fund is not sold or expires when it has remaining value, or if the individual or basket of Government Securities underlying the option remains above the exercise price of the options at expiration, the Fund will lose its entire investment in the Put Option. Also, when a Put Option is purchased to hedge all or part of the Fund’s Government Securities, the price of the Put Option may move more or less than the value of the Government Securities.

Currency Strategy Risks

Currency Risk.    Changes in exchange rates will affect the value of the Fund’s Currency Strategy investments. There can be no assurance that the currencies selected for long and short positions will appreciate or depreciate in the manner anticipated. The value of any currency, including the Eligible Currencies, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each Eligible Currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the originating country of each Eligible Currency and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments, including those issuing the Eligible Currencies, may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the currencies could be affected by the actions of non-U.S. governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Effective Leverage Risk.    The Fund’s Currency Strategy has the economic effect of financial leverage by creating additional investment exposure. This effective leverage presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Common Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so. See also “—Leverage Risks.”

Currency Strategy Risk.    The interbank market in non-U.S. currencies is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which the Eligible Currencies and U.S. dollar are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of Fund Common Shares.

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Derivative Strategies Risks

General.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If NAM incorrectly forecasts these and other factors, the Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivative contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Counterparty Risk.    To the extent that the Fund’s derivatives contracts are purchased or sold in OTC transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Asset Segregation

When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the SEC and its staff. But see also “—Illiquid Securities Risk.”

Inadequate Return

Distributions paid by the Fund to its Common Shareholders are derived in part from the net income option premiums it receives from selling Call Options, less the cost of purchasing Put Options, and from the realized gains from the Currency Strategy. Net option premiums from the Option Strategy and realized gains from the Currency Strategy can vary widely over the short-term and long-term. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

Non-Diversification Risk

Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund will be more susceptible than a diversified fund to any single economic, political or regulatory occurence.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable

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income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares.

Leverage Risk

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of FundPreferred shares in an amount up to 35% of the Fund’s Managed Assets. Although the Fund has no current intention to do so, and as an alternative to issuing FundPreferred shares in an amount equal to 35%, the Fund also may utilize leverage through Borrowings up to 33 1/3% of the Fund’s Managed Assets (including the aggregate amount obtained from leverage) and issue FundPreferred shares in amount equal to approximately 1 2/3% of the Fund’s Managed Assets (including the aggregate amount obtained from leverage). In the event that the Fund determines in the future to use leverage through the issuance of FundPreferred shares or Borrowings, there can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on FundPreferred shares or fluctuations in Borrowing costs may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares and Borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes leverage. In addition, the fee paid to NAM will be calculated based on the Fund’s average daily Managed Assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings). There is a risk of greater decline in net asset value if leverage is employed.

Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The assets used to cover OTC derivatives used by the Fund, like swaptions, will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Discount From Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is

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a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The net asset value of the Common Shares will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering costs paid by the Fund. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Repurchase Agreement Risk

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and NAM, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Investment Adviser and Subadviser.”

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Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. NAM is responsible for the selection and on-going monitoring of the          in the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion of assets under management as of March 31, 2006. Nuveen Investments is a publicly-traded company. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Common Shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on behalf of the Fund.

Andrew J. Stenwall leads NAM’s Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of NAM since August 2004. Prior to joining NAM, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products team. Mr. Stenwall joined BACAP in June of 1997.

Ronald R. Lagnado, Ph.D. is the Managing Director—Quantitative Analysis of the NAM’s Taxable Fixed Income Team (since September 2004), and is responsible for all taxable fixed income quantitative research. Prior to joining NAM, he was the Director in charge of Quantitative Research for BACAP from September 2002 through August 2004. From October 1999 to June 2002, Dr. Lagnado was the head of financial engineering at Misys International Banking System, developing software for enterprise-wide market and credit risk management. From February 1998 to September 1999, he was the associate director for research and product development at Pareto Partners, a London-based investment management firm, where he was responsible for developing currency hedging and global asset allocation strategies.

Christian Romon, Ph.D. is the Managing Director—Credit Research and Portfolio Management of NAM’s Taxable Fixed Income Team (since December 2004) and he is responsible for managing a team of credit analysts, portfolio managers, and traders that manage all investments in investment grade and high yield corporate debt. Prior to joining NAM, he was the Managing Director in charge of Credit Research and Portfolio Management and the lead high yield portfolio manager for BACAP. From 1998 through 2000, Dr. Romon was the director of research for Bradford & Marzec, Inc. He also served as the director of fixed-income and equity research for Wertheim Schroder Capital Management, Inc., and as the director of research for Arthur Young. Dr. Romon joined the investment community as a securities research analyst for Paine Webber, Inc. in 1985.

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Saied Simozar, Ph.D is the Managing Director—Global Interest Rate Strategies of NAM’s Taxable Fixed Income Team (since December 2004), and he is responsible for managing all active interest-rate and currency positions across all taxable fixed-income portfolios. From October 201 to October 2004, Dr. Simozar was the Managing Director of Global Interest Rate Strategies for BACAP where he was responsible for managing all non-U.S. interest rate positions and emerging market investments. From March 1998 to May 2001, he was a senior portfolio manager for Putnam Investments.

Steven L. Vielhaber is the Managing Director—Fixed Income Portfolio Strategies of NAM’s Taxable Fixed Income Team (since January 2005), and he is responsible for executing taxable fixed income strategies across all portfolios managed by the Team. From May 1993 to December 2004, Mr. Vielhaber was the Managing Director in charge of separate accounts for BACAP.

Scott Grimberg is a Senior Portfolio Manager—Global Interest Rates and Currencies of NAM’s Taxable Fixed Income Team (since December 2004), and he is responsible for managing and executing interest rate and currency positions and trades. Prior to joining NAM, Mr. Grimberg was a Director of Global Interest Rates, Currencies and Emerging Markets for BACAP from May 2000 through October 2004. From January 2000 to April 2000, he was a Currency and Fixed Income Strategist for AIG Securities, and from June 1998 to January 2000 held a similar position with Miller Tabak Roberts, Inc. From May 1996 to June 1998, Mr. Grimberg was a sovereign analyst with S&P.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	%
$500 million to $1 billion	%
$1 billion to $1.5 billion	%
$1.5 billion to $2 billion	%
$2 billion and over	%

Complex-Level Fee.    The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex-level Managed Assets were approximately $ billion as of , 2006.

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In addition to NAM’s fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered public accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

A discussion of the basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement is contained in the Statement of Additional Information. The basis for subsequent continuations of that agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Regulatory and Other Matters

Over the past few years, the Securities and Exchange Commission, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the Securities and Exchange Commission, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares or the ability of NAM to perform its duties under the investment management agreement with the Fund.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) national list are valued in a like manner except that NASDAQ national list securities are valued using the NASDAQ official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by NAM to be OTC, but excluding securities admitted to trading on the NASDAQ national list, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of

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securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined at such times.

If the Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions at a rate that is established, and may be revised from time to time, based upon an evaluation of a variety of factors, including the Fund’s current and projected future net cash flow (the income from Government Securities, the net option premiums from the Option Strategy, less Fund expenses), any current and potential future net gains from the Government Securities, and any current and potential future net returns from the Currency Strategy. The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. NAM, in making such projections, may consider both long-term historical returns, and a variety of other factors.

The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

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As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Also, there may be periods during which the Fund’s distributions may exceed (A) the Fund’s net cash flow from income from the Government Securities, net options premiums plus any net realized gains from the Currency Strategy or (B) the total returns of the Fund, or both. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its policy and the basis for establishing the rate of its monthly distributions.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”) your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the              Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common

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Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share on the last purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See “—FundPreferred Shares” below.

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The Common Shares have been approved for listing on the              Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund (including up to $.04 per Common Share of offering costs). Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund.”

FundPreferred Shares

The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of FundPreferred Shares.    Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

Voting Rights.    FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

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Holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares would be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See “Certain Provisions in the Declaration of Trust” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights.”

Redemption, Purchase and Sale of FundPreferred Shares.    The terms of the FundPreferred shares may provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any issuance of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

Borrowings

The Fund has no current intention of incurring Borrowings. However, the Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of Borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowing represented by senior securities issued by the Fund. As with the issuance of FundPreferred shares, certain types of Borrowing may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes. See “Investment Restrictions” in the Statement of Additional Information.

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CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

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REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the              Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. The Fund believes that its investment strategies will generate qualifying regulated investment company income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory

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authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s tax status as a regulated investment company for all years to which such regulations are applicable. If in any taxable year the Fund fails for any reason to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders will not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

Over time, the Fund will distribute all of its investment company taxable income (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gains not previously distributed, or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholder of record for the retained gain will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gain, if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term gains will be taxable as ordinary income.

Dividends paid to you out of the Fund’s investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. The Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders.

The Fund will pursue its investment objectives in part by entering into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund expects to meet these requirements and to elect out of Section 988 with respect to each of its non-U.S. currency contracts.

The Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If the Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If the Fund elects out of Section 988

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with respect to any of its foreign currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

In general, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.

The tax treatment of the Fund’s investments may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a registered investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a registered investment company.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains on noncorporate investors from 20% to 15%. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the then current estimated source of the distribution made for tax purposes. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by NAM with respect to its funds (including the Fund), the Fund can distribute net realized capital gains to its Common Shareholders in more than one of its monthly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell Common Shares, you may realize a capital gain or loss that will be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder. There is a risk that shareholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

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Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. The ability to otherwise deduct capital losses may be subject to limitations under the Code.

The Fund’s investment in non-U.S. foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will not be entitled to claim a credit or deduction with respect to any foreign taxes paid by the Fund.

We may be required to withhold federal income tax from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the IRS.

Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated                     , 2006, each Underwriter named below, for which is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares
Nuveen Investments, LLC

Total

The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.

The Underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and NAM have jointly agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $     per Common Share. The sales load the Fund will pay of $     per Common Share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before                     , 2006.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share	Without Overallotment	With Overallotment
Public offering price	$20.00	$	$
Sales load	$	$	$
Estimated offering expenses	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

The expenses of the offering are estimated at $         and are payable by the Fund. The Fund has agreed to pay the Underwriters $         per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed         % of the total price to the public of the Common Shares sold in this offering. Nuveen has agreed to reimburse all of the Fund’s organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load, but including the reimbursement of expenses described above) exceed $.04 per Common Share.

48

Overallotment Option

The Fund has granted the Underwriters an option to purchase up to          additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that Underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund’s Common Shares. However, the representative may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, or maintain, that price.

If the Underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize the price or to reduce a short position may cause the price of the Fund’s Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Plan.

The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

One or more of the Underwriters of the Common Shares may also act as an underwriter of the Fund’s preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

The Common Shares will be sold in such a manner as to ensure that              Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

The total amount of the Underwriter compensation payments described above plus the amount paid by the Fund as the $         per Common Share reimbursement to the Underwriters, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and                      to the Underwriters, will be limited to not more than 9.0% of the total price to the public of the Common Shares sold in this offering.

The principal business address of                      is                     .

49

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by                     , New York, New York. Bell, Boyd & Lloyd LLC and                      may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

50

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	3
Investment Objectives	3
Investment Restrictions	4
Investment Policies and Techniques	7
Overall Fund Management	8
NAM Investment Philosophy and Process	13
Portfolio Composition	15
Other Investment Policies and Techniques	26
Management of the Fund	37
Investment Adviser	46
Portfolio Transactions and Brokerage	52
Distributions	54
Description of Shares	55
Certain Provisions in the Declaration of Trust	60
Repurchase of Fund Shares; Conversion to Open-End Fund	62
Tax Matters	64
Experts	71
Custodian and Transfer Agent	71
Additional Information	72
Report of Independent Auditors	61
Financial Statements	74
Appendix A—Ratings of Investments	A-1
Appendix B—Proxy Voting Policy	B-1

51

APPENDIX A: LIST OF ELIGIBLE COUNTRIES AND CURRENCIES

                    , 2006

Country	Region	Long-Term Moody’s Foreign Currency Debt Credit Rating	Long-Term S&P’s Foreign Currency Debt Credit Rating
Australia	Asia/Oceania	Aaa	AAA
*Belgium	Europe
Brazil	Latin America/South America	Ba3	BB
Canada	North America/Central America	Aaa	AAA
Chile	Latin America/South America	Baa1	A
Czech Republic	Europe	A1	A-
Denmark	Europe	Aaa	AAA
*Euro	Europe	N.A.	AAA
*Finland	Europe
*France	Europe
*Germany	Europe
Hungary	Europe	A1	A-
Ireland	Europe
Israel	Africa/Middle East	A2	A-
*Italy	Europe
Japan	Asia/Oceania	Aaa	AA-
Mexico	North America/Central America	Baa1	BBB
*Netherlands	Europe
New Zealand	Asia/Oceania	Aaa	AA+
Norway	Europe	Aaa	AAA
Poland	Europe	A2	BBB+
*Portugal	Europe
Singapore	Asia/Oceania	Aaa	AAA
South Africa	Africa/Middle East	Baa1	BBB+
South Korea	Asia/Oceania	A3	A
*Spain	Europe
Sweden	Europe	Aaa	AAA
Switzerland	Europe	Aaa	AAA
Turkey	Europe	Ba3	BB-
United Kingdom	Europe	Aaa	AAA
United States	North America/Central America	Aaa	AAA

*Note: Euro zone countries have a single currency, the Euro.

A-1

Until                     , 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

             Shares

Nuveen Global Government Enhanced Income Fund

Common Shares

$20.00 per Share

PROSPECTUS

Nuveen Investments, LLC

                        , 2006

EPR-JPG-1105D

SUBJECT TO COMPLETION, DATED                             , 2006

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Global Government Enhanced Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated                     , 2006 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     , 2006.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares of the Fund will be approximately $                     ($                     if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs (other than sales load) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Government Securities (as defined on page     ), and pursuant to the Option Strategy (as defined on page     ) and the Currency Strategy (as defined on page     ), that meet the Fund’s investment objectives and policies within approximately two months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government and its agencies or instrumentalities, or in high quality, short-term money market instruments.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities. In addition, the Fund will employ an option strategy and a currency strategy.

The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities, including securities issued by both non-U.S. sovereign governments and the U.S. Government and its agencies and instrumentalities. The Fund will invest in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95% but no more than 100%) of the value of its Managed Assets (as defined on page __) in such global government debt securities and debt-related derivative instruments, and intends to make approximately equally weighted direct or indirect investments in government securities of between five and 15 countries, including the U.S., selected from a pool of eligible countries. The Fund will invest in these securities and instruments in such a way as to strictly limit the amount of exposure of the Fund’s net asset value to fluctuation in foreign exchange rates, but instead will achieve exposure to potential returns (and risks) from changes in foreign exchange rates primarily through the currency strategy described below. To the extent that the Fund achieves exposure on a notional basis to global government securities through debt-related derivative instruments without any current cash outlay, the Fund anticipates that it will invest the unexpended cash in debt securities of the U.S. Government and its agencies and instrumentalities, commercial paper and certain asset backed securities, each with maturities of one year or less, and with an average credit quality of AA or higher. The purpose of the Fund’s direct and indirect investments in global government securities is to generate cash flow in the form of income and/or gains.

The Fund also will employ an option strategy of writing (selling) call options on individual or baskets of global government securities and derivative instruments. As part of the option strategy, the Fund also will purchase put options on individual or baskets of global government securities and derivative instruments. Initially, the Fund will sell short-term, slightly out-of-the-money call options on a continuous basis on approximately 80% of the value of the global government securities and derivative instruments held by the Fund, and will also purchase short-term, deeply out-of-the-money put options on a continuous basis on substantially all of the value of the global government securities and derivative instruments held by the Fund. The purposes of the option strategy are to generate cash flow from net option premiums, and to provide a measure of protection to the Fund’s net asset value from a significant decline in the market value of global government securities over a short period of time.

The Fund also will employ a currency strategy in which the Fund will purchase and sell currencies (in approximately equal aggregate notional amounts), primarily using non-deliverable forward currency contracts (which are contractually required to settle in cash on a net basis) and other currency or global debt-related derivative instruments, to seek to enhance the Fund’s total return. The net notional amount of the Fund’s long exposure to select global currencies and the net notional amount of the Fund’s short exposure to select global currencies through the currency strategy are each expected to be approximately 25% of the value of the Fund’s Managed Assets.

The Fund’s investment objectives are considered fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred/TM/ shares voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class, if applicable. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—FundPreferred Shares—Voting Rights” in the Fund’s Prospectus and “Description of Shares—FundPreferred Shares—Voting Rights” in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of one issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Although the Fund has no current intention to issue FundPreferred shares or incur Borrowings, the Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Fund’s Prospectus.

The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities. In addition, the Fund will employ an option strategy and a currency strategy.

The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities. The Fund will invest in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. The purpose of the Fund’s direct and indirect investments in global government securities is to generate cash flow in the form of income and/or gains. The Fund also will employ the Option Strategy (as defined on page __) of writing (selling) call options on individual or baskets of global government securities and derivative instruments to generate cash flow from net option premiums and purchasing put options on individual or baskets of global government securities and derivative instruments to provide a measure of protection to the Fund’s net asset value from a significant market decline over a short period of time. The Fund will employ the Currency Strategy (also defined on page __) of purchasing and selling currencies of different countries (in long and short positions of approximately equal notional value), primarily using non-deliverable forward currency contracts (“NDFs”), to seek to enhance the Fund’s total return.

In pursuing its investment objectives, it is anticipated that the Fund’s earnings, if any, primarily will be generated from the Fund’s Government Securities (as defined below), with the remaining portion generated by positive returns, if any, from the Fund’s Option Strategy and Currency Strategy. The Fund believes that its investments in Government Securities and employing the Option and Currency Strategies will generate varying returns based upon market conditions and global interest rates.

Government Securities. “Government Securities” include, but are not limited to, non-U.S. sovereign debt securities, debt securities of the U.S. Government and its agencies and instrumentalities and debt-related derivative instruments referenced to the global government bond markets, through which the Fund expects to gain the equivalent economic exposure to the potential returns (and risks) of investing in global government debt securities directly. Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95% but no more than 100%) of the value of its Managed Assets (as defined on page         ) in Government Securities, and intends to make approximately equally weighted investments in Government Securities of between five and 15 countries, including the U.S., selected from a pool of Eligible Countries (as defined below). “Notional basis” refers to the value of a derivative instrument’s underlying assets at a specified quantity and price.

The Fund intends that no more than 20% of its Managed Assets invested in Government Securities will be exposed to the potential changes in the value of non-U.S. currencies versus the U.S. dollar. As Nuveen Asset Management (“NAM”), the Fund’s investment adviser, deems desirable, the Fund will manage its exposure to non-U.S. currency fluctuations by the use of currency forward contracts or other derivative instruments. However, the Fund will be subject to significant non-U.S. currency risk pursuant to its Currency Strategy described below.

The Fund intends that at least 80% of its Managed Assets invested in Government Securities will be invested in, or related to, obligors of investment grade quality, which includes those that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)), or (ii) unrated but judged to be of comparable quality. The Fund expects that the average credit quality of its Government Securities will be AA-. To the extent that the Fund invests on a notional basis in Government Securities that are derivative instruments without any current cash outlay, the Fund anticipates that it will invest the unexpended cash in debt securities of the U.S. Government and its agencies and instrumentalities, commercial paper and certain asset-backed securities, each with maturities of one year or less, and with an average credit quality of AA or higher. The Fund intends that no more than 20% of its Managed Assets invested in Government Securities will be invested in Government Securities that are rated below investment grade or that are unrated but judged to be of comparable quality. The Fund will not invest in Government Securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated, but judged to be of comparable quality. The ratings of non-U.S. Government Securities are those relating to debt instruments denominated in the country’s local currency, which are often rated higher than the government’s debt denominated in the U.S. dollar, because of the lower likelihood of default on local currency-denominated debt.

The Fund may invest in debt securities of non-U.S. governmental issuers in all countries, including emerging market countries. NAM, the Fund’s investment adviser, has identified an initial pool of 30 eligible countries, as set forth in Appendix A of the prospectus, from which to construct its portfolio of Government Securities (the “Eligible Countries”). Countries may be removed and additional countries may be added to the list of Eligible Countries as deemed appropriate by NAM.

The Fund may not invest more than:

•	30% of its Managed Assets in debt securities issued by emerging market countries;

•	20% of its Managed Assets in debt securities issued by a single non-U.S. country; and

•	40% of its Managed Assets in debt securities issued by the U.S. Government and its agencies or instrumentalities.

As previously noted, the Fund may invest in debt-related derivative instruments, including interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local LIBOR and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and the floating LIBOR rate. The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Bond futures are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract.

Derivative Strategies. In addition to its investment in Government Securities, the Fund will employ the Option Strategy and the Currency Strategy.

Option Strategy. The Fund will sell call options and purchase put options, each on individual or baskets of Government Securities (the “Option Strategy”). The purposes of the Option Strategy are to generate cash flow from net option premiums, and to provide a measure of protection to the Fund’s net asset value from a significant market decline in the market value of Government Securities over a short period of time. As part of the Option Strategy, the Fund may sell call options and purchase put options on swaps that are held by the Fund in its Government Securities portfolio. Call options on swaps (“swaptions”) and call options are sometimes collectively referred to as “Call Options.” Put options on swaps (also called “swaptions”) and put options are sometimes collectively referred to as “Put Options.”

Initially, the Fund will sell short-term, slightly out-of-the-money Call Options on a continuous basis on approximately 80% of the value of the Government Securities held by the Fund to generate cash flow from net option premiums. Thereafter, the Fund may elect to increase or decrease the amount of the Call Options sold by the Fund if deemed strategically advisable by NAM. Generally, the Fund intends to sell Call Options that are slightly out-of-the-money (i.e., the exercise price generally will be 0.75% to 1.00% above the current level of the value of the individual or basket of Government Securities underlying the options). By selling Call Options on less than the full value of the Government Securities held by the Fund, the Fund retains any capital appreciation on the portion of the Government Securities not effectively subject to the Call Options. By selling Call Options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the Call Options.

Initially, the Fund will purchase short-term, deeply out-of-the-money Put Options on a continuous basis on substantially all of the value of the Government Securities held by the Fund to provide a measure of protection to the Fund against a significant market decline in the market value of Government Securities over a short period of time. Thereafter, the Fund may elect to vary the amount of Put Options purchased by the Fund if deemed strategically advisable by NAM based on the relative cost of Put Options compared to the protection afforded the Government Securities held by the Fund by such Put Options. By purchasing Put Options that are deeply out-of-the-money, the Fund will bear any capital depreciation down to the exercise price of a given Put Option. The Fund will purchase Put Options with the premiums received by the Fund from the sale of Call Options, which are expected to be significantly greater at all times. The excess cash flows derived from selling Call Options, less the cost of purchasing Put Options, is referred to as “net option premiums.”

Most of the options written by the Fund will be traded in OTC transactions, although the Fund may utilize exchange-traded options as well. The Fund will sell and purchase options that are primarily “European style,” meaning that the options only may be exercised on the expiration date of the option. The Fund also may sell and purchase options that are “American style,” meaning that the options may be exercised on or before the expiration date of the option. The Call Options the Fund sells generally will have an average term to expiration of approximately 30 days. The Put Options the Fund purchases generally will have an average term to expiration of approximately 90 days. The Fund reserves the right to sell Call Options and purchase Put Options of both longer and shorter terms.

The Fund may terminate its option positions prior to their respective expiration dates. In the case of Call Options, the cost of repurchasing an option will determine the gain or loss realized by the Fund and in the case of Put Options, the proceeds from the sale will determine the gain or loss realized by the Fund.

The Fund, in effect, sells the potential appreciation in the value of the portion of its Government Securities subject to Call Options in exchange for the premium. If, at expiration, the purchaser exercises the Call Option sold by the Fund, the Fund will pay the purchaser the difference between the value of the Government Securities and the exercise price of the option.

The Fund generally will purchase Put Options that are deeply “out-of-the-money” (approximately 7.00% to 10.00% below the current level of the value of the individual or basket of Government Securities underlying the options). As a result, the Fund will not be fully covered against a market decline. A Put Option is out-of-the-money when its exercise price is less than the cash value of the individual or basket of Government Securities underlying the option.

Currency Strategy. The Fund will make investments in forward contracts and other derivative instruments to gain long and short exposure to select non-U.S. currencies (the “Currency Strategy”) in order to seek to enhance the Fund’s total return. NAM believes that the relative differences in local interest rates between countries may persist for extended periods of time, and that the systematic spreads in global interest rates may be captured in the Currency Strategy to enhance the total returns of the Fund’s Government Securities. Pursuant to the Currency Strategy, the Fund will invest in currency forward contracts, including NDFs that are contractually required to settle in cash and other currency derivatives deemed appropriate by NAM (the “Currency Contracts”).

The Fund will make investments in Currency Contracts providing long exposure to a select basket from among the highest yielding Eligible Currencies (“Eligible Currencies”), and investments in Currency Contracts providing short exposure to a select basket from among the lowest yielding Eligible Currencies.

Initially, and approximately on a monthly basis thereafter, NAM will perform a series of screens to identify the Eligible Currencies. In constructing the pool of Eligible Currencies, NAM will review the global currency markets and establish a universe of currencies selected from countries that, in NAM’s opinion, have a well developed capital market infrastructure. This universe will then be screened to remove currencies whose value is determined by reference to other currencies (i.e., “pegged currencies”) and currencies that, in NAM’s opinion, do not have sufficient trading liquidity. Next, NAM will analyze political and economic factors to eliminate currencies believed by it to be too volatile or otherwise undesirable for investment at that time. The political factors may include, but are not limited to, a country’s relative level of democracy and governmental stability. The economic factors may include, but are not limited to, a country’s level of inflation, fiscal policy, central bank independence, and the size and growth of the country’s economy. A significant portion of the Fund’s investment in non-U.S. currencies may be in currencies of countries that are considered to be emerging nations, subject to the Portfolio Guidelines (as defined below). Some of the Eligible Currencies of countries that are not considered to be emerging nations but are otherwise issued by non-U.S. governments that have a non-U.S. currency debt credit rating of below investment grade, also are subject to the Portfolio Guidelines. The pool of Eligible Currencies currently identified by NAM, their geographic location, and their non-U.S. currency debt credit rating, as of the date indicated, is set out in Appendix A of the prospectus. The Eligible Currencies may be expected to change over time.

NAM will rank the Eligible Currencies from highest yielding to lowest yielding based upon the yield of local short-term government obligations denominated in that country’s currency, adjusted for local inflation. The Fund will then make investments in securities or instruments providing long exposure to a select basket (six to 12 currencies) from among the highest yielding Eligible Currencies, and investments in securities or instruments providing short exposure to a select basket (six to 12 currencies) from among of the lowest yielding Eligible Currencies. NAM expects to obtain its long and short exposure to the Eligible Currencies primarily through the use of Currency Contracts.

The process of ranking and selecting the Eligible Currencies will be repeated approximately on a monthly basis, with new Currency Contracts being made when deemed appropriate by NAM. The Currency Contracts have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. The net notional amount of the Fund’s long exposure to Currency Contracts and the net notional amount of the Fund’s short exposure to Currency Contracts are each expected to be approximately 25%, but in no event more than 35% of the value of the Fund’s Managed Assets. NAM may vary the amount of long and short exposure, and at times, the exposures will not be equal to each other depending upon NAM’s evaluation of market conditions.

In establishing the long and short currency positions and selecting the different currencies for each basket, NAM seeks to minimize the effect of any one particularly volatile currency. In seeking to mitigate the risks of the Fund’s Currency Contracts, the Fund will seek to adhere to the following “Portfolio Guidelines.” The Fund’s long exposure to Currency Contracts issued by non-U.S. governments with a non-U.S. currency debt credit rating of below investment grade will not constitute more than 30% of the Fund’s long exposure to its Currency Contracts. Similarly, the Fund’s short exposure to its Currency Contracts issued by non-U.S. governments with a non-U.S. currency debt credit rating of below investment grade will not constitute more than 30% of the Fund’s short exposure to its Currency Contracts. In addition, the Fund’s net exposure (i.e., the difference between the Fund’s long exposure to Currency Contracts and short exposure to Currency Contracts) to a single geographic region (as described in Appendix A to the prospectus) will not exceed 40% of its Managed Assets. Finally, the Fund’s exposure to any single non-U.S. currency, excluding the U.S. dollar, will not exceed 20% of its Managed Assets. These policies are not fundamental policies and therefore may be changed without shareholder approval.

NAM currently expects to re-evaluate the Fund’s Currency Contracts on a monthly basis by re-ranking Currency Contracts according to yield while seeking to adhere to the Portfolio Guidelines. In addition, the Fund will regularly monitor the Fund’s portfolio and will adjust Currency Contracts in accordance with a proprietary risk management system as discussed in more detail below intended to reduce or eliminate certain Currency Contracts when it appears, in NAM’s opinion, that market conditions or trends will cause the value of those Currency Contracts to decline significantly. There can be no assurance that NAM’s proprietary risk reduction methodology will work as intended.

Other Investment Techniques. The Fund may use a variety of other investment techniques both to seek to increase the total return of the Fund and to seek to hedge, or help protect against declines in portfolio value due to, its exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as indexed securities, interest rate transactions, futures, options on futures and foreign exchange transactions.

Other Portfolio Characteristics and Information. Under normal circumstances, the Fund will invest substantially all (at least 95% but no more than 100%) of the value of its Managed Assets in Government Securities, and in no case will the Fund invest less than 80% of its Managed Assets in Government Securities.

Under normal circumstances:

•	The Fund expects to maintain an average duration of its portfolio of Government Securities of six to eight years, but in no event more than 10 years. NAM may adjust the average duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

•	Based upon its experience and the historical relationships between markets for non-U.S. Government Securities and markets for U.S. Government Securities, NAM believes that the effective duration for the Fund’s overall portfolio and cash flow measured in U.S. dollar terms will be in the range of two to four years.

•	The Fund’s net, notional long exposure to any single currency other than the U.S. dollar will not be greater than 15% of the value of the Fund’s Managed Assets, and in no event will it be greater than 20% of Managed Assets.

•	The Fund has no current intention to issue any preferred shares of beneficial interest (“FundPreferredTM shares) or incur any borrowing or issue commercial paper or notes (collectively, “Borrowings”). The Fund’s net assets, including assets attributable to FundPreferred shares that may be outstanding and the principal amount of any Borrowings, are called “Managed Assets.”

The Fund’s policy of investing no less than 80% of its Managed Assets in Government Securities as noted above is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board following the provision of 60 days’ prior written notice to Common Shareholders.

NAM INVESTMENT PHILOSOPHY AND PROCESS

NAM will be responsible for determining the Fund’s overall investment strategy and its implementation.

Investment Philosophy. NAM believes that there are numerous strategies that can add value to fixed income portfolios. These strategies fall into several categories, including macro-economic, credit and quantitative. NAM believes it is important to diversify not only specific portfolios but all active investments or “alpha” positions. “Alpha” measures the actual return of an investment compared to the expected return given its risk. NAM seeks out investment strategies that exhibit low or no historical correlation to each other and to their respective benchmarks.

NAM believes that the Fund’s strategies offer the opportunity for potentially higher risk-adjusted total returns than that of a domestic government income strategy. The execution of the Fund’s strategies is premised upon actively managing a portfolio of selected global Government Securities. Diversification, risk management, and portfolio rebalancing (country rotation) based upon a global macroeconomic outlook and fundamental analyses are essential to the approach. NAM also monitors the liquidity available in the underlying Government Securities, swaps and derivatives for each market to assure cost effective execution.

NAM believes that debt securities markets in countries with steep bond yield curves (as defined by the yield differential between long and short maturity government bonds) over time outperform debt securities markets in countries with flat yield curves. Given that the U.S. Government debt security curve is relatively flat at present, NAM believes that it can generate superior returns by investing in a portfolio of global Government Securities consisting of countries with steep bond yield curves. In addition to potentially enhancing the total return of the Fund’s portfolio, exposure to many local government debt securities markets may reduce the overall volatility or risk characteristics of a portfolio.

NAM believes that it can further enhance the cash flows of the Fund’s portfolio, and reduce the potential volatility of returns, through the Fund’s Option Strategy by selling slightly out-of-the-money call options on individual or baskets of Government Securities to take advantage of the volatility difference between each country and the overall portfolio. As the seller of a call option, the Fund will collect option premiums in exchange for the potential upside above the exercise price on the Government Securities.

NAM believes that the relative differences in local interest rates between countries may persist for extended periods of time. Accordingly, NAM believes that the systematic spreads in global interest rates may be captured in the Currency Strategy to enhance total returns of Government Securities.

Investment Process and Risk Management. The NAM portfolio management team has diverse and extensive experience in credit research, economic analysis, financial engineering and risk management. NAM will integrate fundamental credit analysis and top-down market evaluations in selecting countries’ exposures for the Government Securities portfolio. Key investment considerations include country credit quality, political stability, fiscal practices, debt issuance and market liquidity. NAM will factor in debt market considerations such as the direction and volatility of local interest rates, and projected changes in the yield curve and liquidity. NAM’s market expectations for specific regional sectors and relative currency valuations also help determine security selection.

NAM’s principal risk monitoring and management tool is its proprietary Risk Management System (RMS). Benchmark tracking error measurement and control are the foundation of its RMS. Every active (non-benchmark) position is evaluated (prospectively) using RMS. RMS is updated on a daily basis, as is NAM’s system that checks the Fund’s portfolio on a daily basis for compliance with both internal and external parameters. There can be no assurance that RMS will work as intended.

Government Securities.

NAM’s primary portfolio risk management tools for the Fund’s Government Securities portfolio include the following:

•	Providing exposure to five to 15 different local government securities markets to reduce the overall volatility or risk.

•	80% of the Government Securities portfolio is effectively hedged against the U.S. dollar, limiting non-U.S. currency risk.

•	Limiting exposure to below investment grade Government Securities.

•	Employing short duration derivative contracts to implement the Option Strategy and the Currency Strategy.

•	Continuously assessing valuations and momentum and rebalancing positions using a proprietary stop loss methodology according to country and currency selection models and subject to portfolio objectives and limits.

Option Strategy. The Fund’s Option Strategy includes the continuous purchase of out-of-the money Put Options on individual or baskets of Government Securities on substantially all of the value of the Fund’s Government Securities portfolio to provide a measure of protection to the Fund’s net asset value against a significant market decline over a short period of time.

Currency Strategy. NAM’s principal portfolio management tools to address Currency Strategy risks, such as the volatility of foreign exchange rates, includes portfolio limits, currency screening and selection, portfolio diversification by country and region, matching equal weighted long and short currency positions, short term contracts, and RMS. In addition, NAM will limit the Fund’s exposure to particular geographic regions and will engage in a comprehensive currency screening and selection process.

NAM will regularly monitor the Fund’s portfolio and will adjust its Currency Contracts in accordance with a proprietary risk reduction methodology intended to reduce or eliminate certain Currency Contracts when it appears, in NAM’s opinion, that market conditions or trends will cause the value of those Currency Contracts to decline significantly. NAM’s proprietary risk reduction models are designed to send signals during periods of financial crisis to the portfolio manager.

PORTFOLIO COMPOSITION

The Fund’s portfolio will be composed principally of the investments described below.

Government Securities. Under normal circumstances, the Fund will invest directly or on a notional basis substantially all (at least 95%) of the value of its Managed Assets in Government Securities.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments. The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its non-U.S. reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from non-U.S. trade to service its external debt, it may need to depend on continuing loans and aid from non-U.S. governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Debt Securities. The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association and the Federal Housing Administration. U.S. Government agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Fannie Mae or Freddie Mac. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

Below Investment Grade Securities. The Fund may invest up to 20% of its Managed Assets in Government Securities rated below investment grade or in unrated securities determined by NAM to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, NAM also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on NAM’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A for a description of security ratings.

Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. NAM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s research and analysis when investing in below investment grade securities. NAM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NAM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Interest Rate and Total Return Swaps. In lieu of holding government debt securities directly, the Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local LIBOR and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. For example, the Fund would agree to pay a short-term floating rate of interest (three month Euro LIBOR denominated in Euros) and receive a fixed rate of interest in Euros for a period of 10 years. This would enable the Fund to earn the current difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the Fund to changes in the level of 10 year interest rates in Europe. This would enable the Fund to benefit from falling 10 year rates in Europe and conversely the Fund would experience a reduction in value if 10 year Euro interest rates rose.

In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and the floating LIBOR rate. For example, if the Fund desires to gain exposure to the local sovereign debt of Australia, it could enter into total return swap with a bank or other counterparty based on the local sovereign debt of Australia for a specified period of time (e.g., 10 years). Each sub-period (quarterly or monthly), the Fund would receive the total return of the local sovereign debt of Australia and pay the bank a specified rate (e.g., the Australian LIBOR rate) plus or minus a specified spread. As a result, the Fund achieves a return equivalent to a direct investment in the underlying Australian local sovereign debt. While the Fund pays the bank or other counterparty the floating rate plus or minus the spread (typically 30 basis points), it does not have currency exposure to the underlying non-U.S. currency. The Fund assumes primarily the credit and interest rate risk of Australian local sovereign debt.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Option Strategy. The Fund will sell Call Options and purchase Put Options, on a continuous basis each on individual or baskets of Government Securities. Initially, the Fund will sell Call Options on a continuous basis on approximately 80% of the value of the Government Securities held by the Fund. Thereafter, the Fund may elect to increase or decrease the amount of the Call Options sold by the Fund if deemed strategically advisable by NAM. By selling Call Options on less than the full value of the Government Securities held by the Fund, the Fund retains any potential capital appreciation or depreciation on the portion of the Government Securities not effectively subject to the Call Options. By selling Call Options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the Call Options. Initially, the Fund will purchase Put Options on a continuous basis on substantially all of the value of the Government Securities held by the Fund. Thereafter, the Fund may elect to vary the amount of Put Options purchased by the Fund if deemed strategically advisable by NAM. The Fund will purchase Put Options with the premiums received by the Fund from the sale of Call Options. The excess cash flows derived from selling Call Options, less the cost of purchasing Put Options, is referred to as “net option premiums.”

Call Options. The Fund will sell Call Options on individual or baskets of Government Securities primarily to generate cash flow from option premiums. As the seller of a Call Option, the Fund receives a premium from the purchaser. The purchaser of the Call Option has the right to any appreciation in the value of the individual or basket of Government Securities underlying the options over the exercise price on the expiration date. If, at expiration, the purchaser exercises the option sold by the Fund, the Fund will pay the purchaser the difference between the value of the individual or basket of Government Securities underlying the option and the exercise price of the option. The premium, the exercise price and the market value of the individual or basket of Government Securities underlying the option determine the gain or loss realized by the Fund as the seller of the Call Option. The Fund generally will repurchase Call Options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the Government Securities, and by the opportunity to realize additional premium income from selling a new option.

The Fund will cover its obligations when it sells Call Options. A Call Option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the individual or basket of Government Securities underlying the option. A Call Option also is covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees). See also”—Illiquid Securities.”

Put Options. The Fund’s Option Strategy includes the purchasing of Put Options on individual or baskets of Government Securities. Put Options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the option in the event the value of the individual or basket of Government Securities underlying the option is below the exercise price of the put option upon its expiration. The Fund would ordinarily realize a gain on a Put Option if (i) at the end of the option period, the value of the individual or basket of Government Securities underlying the option decreased below the exercise price of the Put Option sufficiently so that upon exercise by the Fund, the Fund receives an amount that is more than the premium and transaction costs or (ii) the Fund sells the Put Option prior to its expiration at a price after transaction costs that is higher than its cost.

Swaptions. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Currency Strategy. The Fund will gain exposure to non-U.S. currencies through its investment in currency forward contracts, including NDFs that are contractually required to settle in cash and other currency derivatives deemed appropriate by NAM. To the extent necessary, certain Government Securities may serve as collateral for the Fund’s Currency Contracts. The Currency Contracts have the economic effect of financial leverage by creating investment exposure, as well as the potential for loss. The notional amount of the Fund’s long exposure to Currency Contracts and the notional amount of the Fund’s short exposure to Currency Contracts are each expected to be approximately 25%, but in no event more than 35% of the value of the Fund’s Government Securities held by the Fund.

Currency Forward Contracts. Currency forward contracts, including NDFs, involve obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between currency traders and their customers. An NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded non-U.S. currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Fund may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

The Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established. The Fund will be identified as the “currency buyer” on its long forward contract positions and as the “currency seller” on its short forward contract positions. The Fund will earn a positive return from a long forward contract position if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the Fund will lose money from a long forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the Fund will earn a positive return from a short forward contract position if the underlying currency exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying currency exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

[Interest Rate Transactions. In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, [to hedge against increases in the Fund’s costs associated with the distribution payments on its outstanding Common Shares] or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.]

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

Adjustable rate senior loans. Although the Fund has no current intention to do so, the Fund may invest up to [    ] of its Managed Assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations in Common Share income due to variations in the Fund Preferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets.

Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than [15%] of the Fund’s Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund’s net asset value.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, NAM may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on NAM’s credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some senior loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of NAM, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may purchase and retain in its portfolio senior loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining the percentage of the Fund’s Managed Assets invested under normal market circumstances in senior loans.

The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior loans may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

The Fund’s ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. NAM expects that the Fund will focus its mortgage-related investments principally in adjustable rate mortgage-related and other asset-backed securities, which should minimize the Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage-related and other asset-backed securities typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Debtor-In-Possesssion Financings. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with a senior loan or other debt instrument of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of a senior loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NAM, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

Zero Coupon And Payment-In-Kind Securities The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

When-Issued And Delayed Delivery Transactions The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

HEDGING TRANSACTIONS

Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. See “Options-Risks of Trading Options”.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, purchasing options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock indexes and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of the adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the adivser’s judgment in this respect will be correct.

When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

For example, if the adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, the adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable the adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM’s judgment in this respect will be correct.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

Interest Rate Caps. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

Because senior loans and other adjustable rate debt instruments in which the Fund may invest generally pay interest or dividends based on short-term market interest rates, the Fund’s investments in senior loans and other adjustable rate debt instruments may potentially offset the leverage risks borne by the Fund relating to the fluctuations on Common Share income.

The Fund will usually enter into caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the state of interest rates in general, the Fund’s use of interest rate caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate cap could decline, and could result in a decline in the net asset value of the Common Shares. Purchasing interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Purchasing interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund’s leverage, less the amount of senior loans in the Fund’s portfolio. The Fund has no current intention of selling an interest rate cap. The Fund will monitor its interest rate cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the cap to offset the interest payments or dividend payments due. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

The Fund may choose or be required to terminate early all or a portion of any cap transaction. An early termination of a cap could result in a termination payment to the Fund.

Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

ILLIQUID SECURITIES

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The assets used to cover OTC derivatives used by the Fund, like swaptions, will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. During temporary defensive purposes or in order to keep the Fund’s cash on hand fully invested, including the period during which the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon NAM’s recommendations that a change would be in the best interests of the Fund, and subject to approval of the Board of Trustees of the Fund, NAM may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the Fund’s investment objectives.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s Equity Portfolio will not be used as the primary means of achieving the Fund’s investment objectives. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2005	Chairman and Director (since 1996) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. (1996-2004) and Nuveen Institutional Advisory Corp. (1996-2004)	155

*	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
			;Chairman and Director (since 1997) of Nuveen Asset Management (previously named Nuveen Asset Management, Inc.); Director (since 1996) of Institutional Capital Corporation; Chairman and Director (since 1999) of Rittenhouse Asset Management, Inc.; Chairman of Nuveen Investments Advisers Inc. (since 2002).

Trustees who are not “interested persons” of the Fund:

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Trustee, 2005	Private Investor and Management Consultant.	155

Lawrence H. Brown 333 West Wacker Drive Chicago, Il 60606	7/29/34	Trustee, 2005	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director, Community Advisory Board for Highland Park and Highwood, United Way of the North Shore (since 2002)	155 .

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2005	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly-held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies, Life Trustee Coe College and Director, Iowa College Foundation; formerly, Director Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155

William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2005	Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (since 2003); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University. Director (since 2004) of Xerox Corporation, a publicly-held company.	155

David J.Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2005	Retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; currently a member of the American and Wisconsin Bar Associations.	153

**	As a result of his ownership of securities issued by , the parent company of , one of the principal underwriters of the Fund, the Fund believes that may be deemed to be an interested person for as long as serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of as principal underwriter to the Fund.

William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2005	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, December, 2004), Miller-Valentine Partners Ltd., a real estate investment Company; formerly, Vice President, Miller-Valentine Realty, a construction company; Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, formerly Chair, Dayton Development Coalition; President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	155

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2005	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994)	155

Eugene S. Sunshine 333 West Wacker Drive Chicago, IL 60606	1/22/50	Trustee, 2005	Senior Vice President for Business and Finance (since 1997), Northwestern University; Director (since 2003), Chicago Board Options Exchange; Director (since 2003), National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization.	155

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2005	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), General Counsel and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.** Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 2000), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary of Nuveen Investments, Inc. (since 1994); Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Chartered Financial Analyst.	155

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2005	Managing Director (since 2005), formerly Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC.	155

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2005	Vice President (since 2002), formerly Assistant Vice President (since 2000) of Nuveen Investments, LLC.	155

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2005	Vice President of Nuveen Investments, LLC (since 1999), prior thereto, Assistant Vice President (from 1997); Vice President and Treasurer (since 1999) of Nuveen Investments, Inc.; Vice President and Treasurer (since 1999) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.** Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc.; Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since May, 2003); Chartered Financial Analyst.	155

John N. Desmond 333 W Wacker Drive Chicago, IL 60606	8/24/61		Vice President, Director of Investment Operations, Nuveen Investments, LLC (since 2005); formerly, Director, Business Manager, Deutsche Asset Management (2003- 2004); formerly, Director, Business Development and Transformation, Deutsche Trust Bank Japan (2002-2003); formerly, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan, (2000-2002); formerly, Senior Vice President, Head of Plan Administration and Participant Services, Scudder Investments (1995-2002).	155

Jessica R. Droeger 333 West Wacker Drive Chicago, IL 60606	9/24/64	Vice President and Secretary, 2005	Vice President (since 2002) and Assistant General Counsel (since 1998); formerly, Assistant Vice President (since 1998), of Nuveen Investments, LLC; Vice President (since 2002) and Assistant Secretary (since 1998), formerly Assistant Vice President, of Nuveen Advisory Corp., Nuveen Institutional Advisory Corp.** and Nuveen Asset Management.	155

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2005	Managing Director, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (since 1998) of Nuveen Advisory Corp., Nuveen Institutional Advisory Corp.** and Nuveen Asset Management.	155

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2005	Managing Director (since 2002) of Nuveen Investments, LLC; Managing Director (since 2001), formerly, Vice President (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.** Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); Chartered Financial Analyst.	155

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2005	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	155

James D. Grassi 333 West Wacker Drive Chicago, IL 60606	4/13/56	Vice President and Chief Compliance Officer, 2005	Vice President and Deputy Director of Compliance (since August, 2004) of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management (previously named Nuveen Asset Management, Inc.), Nuveen Advisory Corp., Nuveen Institutional Advisory Corp.** and Rittenhouse Asset Management, Inc.; formerly, Senior Attorney (1994 - July 2004), The Northern Trust Company.	155

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2005	Vice President (since 2000) of Nuveen Investments, LLC, and of Nuveen Investments, LLC; Certified Public Accountant.	155

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2005	Vice President (since 1999) of Nuveen Investments, LLC.	155

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2005	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President and Assistant Secretary of Nuveen Advisory Corp., Nuveen Institutional Advisory Corp.** and Nuveen Asset Management (previously named Nuveen Asset Management, Inc.).	155

**	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002).

The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. As part of its duties the Fund and the Valuation Group. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine.

The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.

The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, David J. Kundert and Judith M. Stockdale.

The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness, and working with the adviser’s staff and outside counsel on board meeting agendas, board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

[The trustees are trustees of 42 Nuveen open-end funds and 113 closed-end funds except, David J. Kundert is trustee of 42 Nuveen open-end funds and 111 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.][Update]

The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares - FundPreferred Shares - Voting Rights.” The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Timothy R. Schwertfeger	$0	Over $100,000
Robert P. Bremner	$0	Over $100,000
Lawrence H. Brown	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	$50,001 - $100,000
David J. Kundert	$0	$0
William S. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Eugene S. Sunshine	$0	$50,001 - 100,000

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen,                                           or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen or                     .

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

Name of Trustee	Estimated Aggregate Compensation from Fund*	Total Compensation from Fund and Fund Complex**	Amount of Total Compensation That Has Been Deferred
Timothy R. Schwertfeger	$	$	$
Robert P. Bremner***
Lawrence H. Brown
Jack B. Evans
William C. Hunter****
David J. Kundert*****
William J. Schneider
Judith M. Stockdale
Eugene S. Sunshine*****

*	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2007, representing the Fund’s first full fiscal year, for services to the Fund.

**	Based on the compensation paid to the trustees for the one year period ending 12/31/2005 for services to the Nuveen open-end and closed-end funds.

***	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.

****	William C. Hunter was appointed to the Board of Trustees of the Nuveen Funds in 2004.

*****	David J. Kundert and Eugene S. Sunshine were appointed to the Board of Trustees of the Nuveen funds in 2005.

The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501©(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501©(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

INVESTMENT ADVISER

NAM is responsible for determining the Fund’s overall invest strategy and its implementation, including the use of leverage. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”) According to data from Thomson Wealth Management, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (      ) and fund assets under management (approximately $       billion) as of                     , 2006. Founded in 1898, Nuveen Investments, Inc., and its affiliates had approximately $145 billion in assets under management as of March 31, 2006. Nuveen Investments, Inc. is a publicly-traded company. Until recently, Nuveen Investments was a majority owned subsidiary of The St. Paul Travelers Companies, Inc. (“St. Paul Travelers”). St. Paul Travelers is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on the New York Stock Exchange and trades under the symbol “JNC”.

Over the past few years, the SEC, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the SEC, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

[Portfolio Managers info to come]

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million
$500 million to $1 billion
$1 billion to $1.5 billion
$1.5 billion to $2 billion
$2 billion and over

Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $ billion as of , 2006.

In addition to NAM’s fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Unless earlier terminated as described below, the Fund’s investment management agreement with NAM (the “management agreement”) will remain in effect until                     , 200    . The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

At a meeting held in                     , 2006, the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between the Fund and NAM.

The Approval Process. To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received materials in adequate time in advance of their meeting which outlined, among other things, the services currently provided by NAM to other Nuveen funds and expected to be provided to the Fund; the organization of Nuveen, including the responsibilities of various departments and key personnel; the expertise and background of NAM with respect to the Fund’s investment strategy; NAM’s (and NAM’s predecessor’s) performance record with other funds; NAM’s profitability; NAM’s expenses in providing the various services; NAM’s proposed management fees, including comparisons of such fees with the management fees of comparable, unaffiliated funds as well as comparisons of NAM’s management fees with the fees NAM assesses to other types of investment products or accounts, if any; NAM’s soft dollar practices; and the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of its peer group.

In addition to the foregoing materials, independent legal counsel to the independent Trustees reviewed with the independent Trustees their duties as Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted their earlier experience with NAM its, due to service to other Nuveen funds, had given the Trustees a good understanding of NAM’s operations and capabilities. After the presentation and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the approval of the advisory contract. It is with this background that the Trustees considered the advisory contract with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) NAM’s investment performance; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of NAM’s services, the Trustees reviewed information concerning the types of services that NAM or its affiliates currently provide to other Nuveen funds and are expected to provide to the Fund; narrative and statistical information concerning NAM’s performance record with other funds they advise; information describing Nuveen’s organization and its various departments, the experience and responsibilities of key personnel, and available resources and information regarding the expertise and background of NAM with the Fund’s investment strategy. As noted, given the Trustees’ experience with the other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM’s policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. In this regard, the Trustees have noted NAM’s focus on compliance and its compliance systems. In connection with their review of the advisory contracts of other Nuveen funds with NAM at their             , 200     meeting, the Trustees had previously received information regarding the additions of experienced personnel to NAM’s compliance group and modifications and other enhancements to NAM’s computer systems. In addition to the foregoing, the Trustees had noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, the Trustees considered the additional services that NAM provides to closed-end funds, which will include the Fund. In this regard, the independent Trustees recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds, which should also benefit the Fund. Based on their experience with other Nuveen closed-end funds, the Trustees are aware of Nuveen’s efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement were sufficient.

NAM’s Investment Performance. As the Fund is new and does not have its own performance history, the Board reviewed and considered performance information regarding NAM’s past performance record with other funds.

Fees and Expenses. In evaluating the management fees and expenses that the Fund is expected to bear, the Trustees considered the Fund’s proposed management fee structure and the Fund’s expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. The Trustees reviewed NAM’s financial information, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund’s proposed gross management fees and expected expense ratios with those of unaffiliated, comparable funds. In this regard, the Trustees also considered the fund-level and complex-wide breakpoint schedules. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in the section entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.” The Trustees noted that there were no fee waivers with respect to the Fund.

Comparisons with the Fees of Other Clients. The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients (such as separate managed accounts in other asset classes). With respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates will provide numerous services to the Fund including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund’s operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

NAM’s Profitability. In conjunction with its review of fees, the Trustees also considered NAM’s profitability. At their Board meeting in                     , 200  , the Trustees reviewed NAM’s revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. At the May meeting, the Trustees reviewed NAM’s assumptions and methodology of allocating expenses and noted that the methods of allocation used appeared reasonable but also had recognized the inherent limitations in allocating costs among various advisory products. In reviewing NAM’s profitability, the Trustees had recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees had considered NAM’s profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. In their review, the Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM’s level of expected profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See the section entitled “Indirect Benefits” below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In reviewing compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, which will include the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

Indirect Benefits. In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for new closed-end funds, the Trustees also considered revenues received by Nuveen for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

Approval. The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management were fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and the NAM Investment Management Agreement should be and was approved.

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by NAM in accordance with its proxy voting procedures.

The Fund has granted to NAM the authority to vote proxies on its behalf. A senior member of NAM is responsible for oversight of the Fund’s proxy voting process. NAM has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to NAM on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. NAM reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NAM may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. In cases where NAM has a conflict of interest with respect to a proxy vote, NAM will generally vote in accordance with the ISS recommendation. If a client requests NAM to follow specific voting guidelines or additional guidelines, NAM will review the request and inform the client only if NAM is not able to follow the client’s request.

NAM has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NAM’s general voting policies. These guidelines are set forth in Appendix B to this Statement of Additional Information.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

Although the Fund has no current intention to invest in senior loans, if it does so in the future, the Fund generally will engage in privately negotiated transactions for purchase or sale in which NAM or an affiliate of NAM would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. NAM or an affiliate of NAM would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management.

It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from Gateway’s larger management activities and its need to allocate securities.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions at a rate that is established, and may be revised from time to time, based upon an evaluation of a variety of factors, including the Fund’s current and projected future net cash flow (the income from Government Securities, the net option premiums from the Option Strategy, less Fund expenses), any current and potential future net gains from Government Securities, and any current and potential future net returns from the Currency Strategy. The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. NAM, in making such projections, may consider both long term historical returns and a variety of other factors.

The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Also, there may be periods during which the Fund’s distributions may exceed (A) the Fund’s net cash flow from income from the Government Securities, net options premiums, plus any net realized gains from the Currency Strategy or (B) the total returns of the Fund, or both. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its policy and the basis for establishing the rate of its monthly distributions.

DESCRIPTION OF SHARES

COMMON SHARES

The Fund’s Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See “FundPreferred Shares” below.

The Common Shares have been approved for listing on the                      Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Net asset value of the Fund and the net asset value per Common Share will be reduced immediately following this offering by the amount of sales load and the amount of organization and offering expenses paid by the Fund (including up to $0.04 per Common Share of offering costs). Nuveen has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds” in the Fund’s Prospectus.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to purchase additional Common Shares or sell shares held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee that Common Shares will trade at a price equal to or higher than net asset value in the future. The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or any Borrowings, if any. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” and the Fund’s Prospectus under “The Fund’s Investments.”

FUNDPREFERRED SHARES

The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding FundPreferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies—Investment Restrictions.” The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

BORROWINGS

The Fund has no current intention of incuring Borrowings. However, the Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the                      Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the                      Stock Exchange or elsewhere, © declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares would no longer be listed on the                      Stock Exchange or elsewhere. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks-Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

The discussions below provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. The Fund believes that its investment strategies will generate qualifying regulated investment company income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s tax status as a regulated investment company for all years to which such regulations are applicable. If in any taxable year the Fund fails for any reason to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders will not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

Over time, the Fund will distribute all of its investment company taxable income (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gains not previously distributed, or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholder of record for the retained gain will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gain, if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term gains will be taxable as ordinary income.

Dividends paid to you out of the Fund’s investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. The Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders.

The Fund will pursue its investment objectives in part by entering into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund expects to meet these requirements and to elect out of Section 988 with respect to each of its non-U.S. currency contracts.

The Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If the Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If the Fund elects out of Section 988 with respect to any of its foreign currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

In general, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.

The tax treatment of the Fund’s investments may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a registered investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a registered investment company.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains on noncorporate investors from 20% to 15%. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the then current estimated source of the distribution made for tax purposes. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by NAM with respect to its funds (including the Fund), the Fund can distribute net realized capital gains to its Common Shareholders in more than one of its monthly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell Common Shares, you may realize a capital gain or loss that will be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder. There is a risk that shareholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. The ability to otherwise deduct capital losses may be subject to limitations under the Code.

The Fund’s investment in non-U.S. foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will not be entitled to claim a credit or deduction with respect to any foreign taxes paid by the Fund.

We may be required to withhold federal income tax from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

As modified by the Act, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the required information is furnished to the IRS.

Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

EXPERTS

The Financial Statements of the Fund as of                     , 2006 appearing in this Statement of Additional Information have been audited by                                 , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                                  provides accounting and auditing services to the Fund. The principal business address of                                  is                                 .

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

Report of Independent Registered Public Accounting Firm

NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND

Statement of Assets and Liabilities

                    , 2006

NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND

Statement of Operations

Period from                     , 2006 (date of organization) through                     , 2006

Investment income	$—

Expenses:
Organization costs	______
Expense reimbursement	(______	)

Total expenses	—

Net investment income	$—

Note 1: Organization

The Fund was organized as a Massachusetts business trust on                     , 2006, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of                  Common Shares to Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $                ) and pay all Common Share offering costs (other than the sales load) that exceed $.04 per Common Share. The Fund currently estimates that                      Common Shares ($                 gross proceeds) will be sold during its initial public offering. Based on this estimated offering size, it is currently estimated that the Fund will pay $                 in offering costs while Nuveen Investments, LLC will pay $                .

The Fund’s primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund seeks to achieve its investment objectives primarily by investing in global government debt securities. In addition, the Fund will employ an option strategy and a currency strategy.

Note 2: Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund’s share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million
$500 million to $1 billion
$1 billion to $1.5 billion
$1.5 billion to $2 billion
$2 billion and over

Complex-Level Fee. The complex-level fee schedule shall be applied according to the following schedule:

Complex-Level Assets(1)	Complex- Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates NAM for overall investment advisory services, and general office facilities.

Note 4: Income Taxes

The Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

— PROXY VOTING POLICY

B-1

Nuveen Global Government Enhanced Income Fund

                     Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                    , 2006

PART C - OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.1.	Declaration of Trust dated , 2006.

b.	By-laws of Registrant.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated , 2006. *

h.1	Form of Underwriting Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.1	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

1.1	Opinion and consent of Bell, Boyd & Lloyd LLC.*

1.2	Opinion and consent of Bingham McCutchen LLP.*

m.	None.

n.	Consent of .*

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated , 2006.*

q.	None.

r.1	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.

Item 26:	Marketing Arrangements

Sections 2, 3(j) and 3(m) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See the Introductory Paragraph and Paragraphs 2, 3 and 4 of the Form of                                  Standard Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Sections 2 through 9 and 14 of the Form of                                  Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters to be filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$2.14
National Association of Securities Dealers, Inc. fees	502.00
Printing and engraving expenses		*
Legal Fees		*
Exchange listing fees		*
Blue Sky filing fees and expenses		*
Underwriters reimbursement		*
Miscellaneous expenses		*

Total		*

*	To be completed by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At April 21, 2006:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	0

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

Section 9 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III.

NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years

John P. Amboian, President and Director	President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., and Nuveen Investments Holdings, Inc.; formerly, President and Director of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.

Alan G. Berkshire, Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary of Nuveen Investments Advisors Inc.; Assistant Secretary of NWQ Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC.; formerly, Vice President and Secretary of Nuveen Institutional Advisory Corp. and Nuveen Advisory Corp. (1997-2004).

Stuart J. Cohen, Vice President, Assistant Secretary and Assistant General Counsel	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc. and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc.

Sherri A. Hlavacek, Vice President and Corporate Controller	Vice President and Corporate Controller of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President and Controller of Nuveen Investments, Inc.; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director Officer (since 2004) of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management, LLC; formerly, Head of Global Compliance (January 2004 - May 2004) Citadel Investment Group; Director, Midwest regional Office (1994 - 2003) United States Securities and Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance	Senior Vice President, Finance of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc. and Nuveen Investments Holdings, Inc.; formerly, Senior Vice President, Finance of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (1998-2004).

Item 32:	Location of Accounts and Records

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 21st day of April, 2006.

NUVEEN EQUITY PREMIUM AND GROWTH FUND

/s/ Jessica R. Droeger
Jessica R. Droeger, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (Principal Financial and Accounting Officer)	April 21, 2006

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (Principal Executive Officer)	April 21, 2006

Timothy R. Schwertfeger*	Sole Trustee

By:	/s/ Jessica R. Droeger
Jessica R. Droeger
Attorney-In-Fact
November 21, 2005

*	The original power of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the sole trustee of the Registrant on whose behalf this Registration Statement is filed, has been executed and filed as an exhibit.

INDEX TO EXHIBITS

a.1.	Declaration of Trust dated April 13, 2006.

b.	By-laws of Registrant.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated , 2006.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.1	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

1.1	Opinion and consent of Bell, Boyd & Lloyd LLC.*

1.2	Opinion and consent of Bingham McCutchen LLP*

m.	None.

n.	Consent of .*

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated , 2006.*

q.	None.

r.1	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.